UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-03641

40|86 Series Trust

(Exact name of registrant as specified in charter)

11815 North Pennsylvania Street
Carmel, IN 46032

(Address of principal executive offices) (Zip code)

Jeffrey M. Stautz
11815 North Pennsylvania Street
Carmel, IN 46032

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-817-4086

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2006

Annual Report

Equity Portfolio
Balanced Portfolio
Fixed Income Portfolio
Government Securities Portfolio
Money Market Portfolio

40|86 Series Trust	Annual Report
Table of Contents	December 31, 2006

Letter to Shareholders	1
Statements of Assets and Liabilities	2
Statements of Operations	2
Statements of Changes in Net Assets	4
Key Terms	6

Equity Portfolio
Portfolio Managers’ Review	7
Schedule of Investments	8

Balanced Portfolio
Portfolio Managers’ Review	15
Schedule of Investments	17

Fixed Income Portfolio
Portfolio Managers’ Review	27
Schedule of Investments	29

Government Securities Portfolio
Portfolio Managers’ Review	34
Schedule of Investments	35

Money Market Portfolio
Portfolio Managers' Review	37
Schedule of Investments	38

Financial Highlights	40
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	50
Expense Example	51
Board of Trustees and Officers.	53

This report is for the information of 40|86 Series Trust contract owners.
It is authorized for distribution to other persons only when preceded, or accompanied by, a current prospectus that contains more complete information, including charges and expenses.

40|86 Series Trust	Annual Report
Letter to Shareholders (unaudited)	December 31, 2006

Liquidation of Fixed Income, Government Securities and Money Market Portfolios

As previously communicated to insurance contract owners on January 16, 2007, the Board of Trustees of the 40|86 Series Trust (the “Trust”) has approved a plan to liquidate and terminate the Fixed Income, Government Securities and Money Market Portfolios (the “Liquidated Portfolios”). The liquidation of the Liquidated Portfolios is expected to occur on or about March 23, 2007 (the “Liquidation Date”). On the Liquidation Date, each of the Liquidated Portfolios will distribute its assets to shareholders by redeeming their shares for cash, and will thereafter wind up its operations and terminate its existence.

In anticipation of the liquidation of the Liquidated Portfolios, the Board of Trustees approved the suspension of sales of shares of the Liquidated Portfolios to insurance company separate accounts used to support variable annuity contracts and variable life insurance contracts that offer the Liquidated Portfolios as an investment. As of January 31, 2007, the Trust no longer offered or sold shares of the Liquidated Portfolios to any such separate account or other investors. Until the Liquidation Date, however, dividends and distributions, if any, will continue to be reinvested in shares of the Liquidated Portfolios.

The Trust expects that many shareholders may decide to redeem their shares in the Liquidated Portfolios prior to the liquidation. As a result, it is possible that the total assets of the Liquidated Portfolios may reach a level at which it can no longer meet its investment objectives while maintaining an adequate level of diversification and liquidity. In the event that such an asset level is reached, the Liquidated Portfolios may invest its assets in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds.

Exemptive Application for Equity and Balanced Portfolios

The Equity and Balanced Portfolios (the “Exemptive Portfolios”) are the subject of an exemptive application filed with the Securities and Exchange Commission (the “SEC”). The exemptive application seeks authority from the SEC to substitute shares of the Exemptive Portfolios with shares of two newly created Funds. The date for completing the substitution is subject to SEC approval.

Questions regarding the liquidation or the exemptive application may be directed to the Jefferson National Life Insurance Company Customer Service Center at 866-667-0561.

Thank you for your continued support of the 40|86 Series Trust.

Audrey L. Kurzawa
President and Trustee

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Statements of Assets and Liabilities
December 31, 2006

EQUITY PORTFOLIO
ASSETS:
Investments in securities at cost	$196,074,573
Investments in securities at value (Note 2)	$220,121,645
Interest and dividends receivable	233,933
Receivable for securities sold	—
Receivable from Conseco, Inc. subsidiaries	31,895
Receivable for shares sold	—
Prepaid expenses	11,040
Total assets	220,398,513
LIABILITIES AND NET ASSETS:
Payable to Conseco, Inc. subsidiaries	112,750
Payable to Custodian	—
Accrued expenses	197,783
Payable for shares redeemed	20,876
Payable upon return of securities on loan	50,679,175
Total liabilities	51,010,584
Net assets	$169,387,929
NET ASSETS CONSIST OF:
Paid-in capital	$140,511,456
Accumulated (overdistributed) undistributed net investment income	—
Accumulated undistributed net realized gain (loss) on investments	4,829,401
Net unrealized appreciation (depreciation) on investments	24,047,072
Net assets	$169,387,929
Shares outstanding (unlimited shares authorized)	6,832,849
Net asset value, redemption price and offering price per share	$24.79

Statements of Operations
For the year ended December 31, 2006

EQUITY PORTFOLIO
INVESTMENT INCOME:
Interest	$51,932
Dividends	2,440,077
Securities lending income, net	69,092
Total investment income	2,561,101
EXPENSES:
Investment advisory fees	1,107,459
Distribution fees	425,946
Administration fee	226,712
Custody fees	14,898
Auditor fees	62,248
Reports - printing	26,318
Trustee fees and expenses	49,234
Insurance	4,527
Legal	48,750
Other	7,720
Total expenses before expense reimbursement by Adviser	1,973,812
Expense reimbursement by Adviser (Note 3)	(99,601)
Net expenses	1,874,211
Net investment income	686,890
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on sales of investments	26,013,342
Net change in unrealized appreciation or depreciation on investments	(3,463,011)
Net realized and unrealized gain (loss) on investments	22,550,331
Net increase in net assets from operations	$23,237,221

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$47,203,075	$20,978,064	$11,714,121	$30,476,699
$52,272,918	$21,011,075	$11,637,566	$30,476,699
—	—	—	5,000,000
216,073	270,426	106,490	175,035
8,504	2,498	1,770	13,127
23,496	—	37,074	—
2,757	1,221	562	2,570
52,523,748	21,285,220	11,783,462	35,664,431

28,244	10,409	5,311	14,192
—	3,999	—	—
53,722	24,821	14,663	27,682
1,163	262	423	475,338
10,279,555	2,332,929	2,047,014	—
10,362,684	2,372,420	2,067,411	517,212
$42,161,064	$18,912,800	$9,716,051	$35,147,219

$43,718,056	$19,467,346	$10,118,468	$35,157,263
—	8,018	(3,141)	—
(6,626,835)	(595,575)	(329,003)	(10,044)
5,069,843	33,011	(76,555)	—
$42,161,064	$18,912,800	$9,716,051	$35,147,219
2,724,966	1,922,429	859,509	35,157,463
$15.47	$9.84	$11.30	$1.00

BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

$643,338	$1,128,104	$478,909	$2,298,401
576,538	12,640	—	—
14,503	7,318	5,330	—
1,234,379	1,148,062	484,239	2,298,401

275,381	104,180	52,523	183,513
105,916	50,395	25,394	—
56,369	27,741	13,984	61,781
13,614	5,749	3,816	15,811
19,087	10,902	6,970	19,640
6,969	3,339	1,753	7,729
12,883	6,433	3,509	15,805
1,195	621	315	1,436
13,015	6,546	3,367	13,975
2,130	1,160	630	2,093
506,559	217,066	112,261	321,783
(40,530)	(19,130)	(12,470)	(112,734)
466,029	197,936	99,791	209,049
768,350	950,126	384,448	2,089,352

3,663,539	3,360	(70,623)	(748)
743,843	(104,156)	27,936	—
4,407,382	(100,796)	(42,687)	(748)
$5,175,732	$849,330	$341,761	$2,088,604

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Statements of Changes in Net Assets
For the years ended December 31,

	EQUITY PORTFOLIO

	2006	2005
OPERATIONS:
Net investment income	$686,890	$810,158
Net realized gain (loss) on sale of investments	26,013,342	27,768,050
Net change in unrealized appreciation or depreciation on investments	(3,463,011)	(10,442,976)
Net increase from operations	23,237,221	18,135,232
DIVIDENDS AND DISTRIBUTIONS:
Dividends to shareholders from net investment income	(932,783)	(805,018)
Distributions to shareholders of net realized gain	(20,244,004)	(15,930,420)
Net decrease from dividends and distributions	(21,176,787)	(16,735,438)
CAPITAL SHARE TRANSACTIONS:
Shares sold	1,617,226	6,070,310
Reinvested dividends and distributions	21,176,785	16,735,438
Shares redeemed	(27,245,950)	(21,327,098)
Net increase (decrease) from capital share transactions	(4,451,939)	1,478,650
Total increase (decrease) in net assets	(2,391,505)	2,878,444
NET ASSETS:
Beginning of year	171,779,434	168,900,990
End of year	$169,387,929	$171,779,434
Including (overdistributed) undistributed net investment income of	$—	$—

SHARE DATA:
Shares sold	61,596	238,166
Reinvested dividends and distributions	848,258	674,272
Shares redeemed	(1,033,909)	(840,010)
Net increase (decrease)	(124,055)	72,428
Shares Outstanding
Beginning of year	6,956,904	6,884,476
End of year	6,832,849	6,956,904

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

BALANCED PORTFOLIO		FIXED INCOME PORTFOLIO		GOVERNMENT SECURITIES PORTFOLIO		MONEY MARKET PORTFOLIO

2006	2005	2006	2005	2006	2005	2006	2005

$768,350	$746,196	$950,126	$1,089,498	$384,448	$445,134	$2,089,352	$998,425
3,663,539	3,950,044	3,360	381,363	(70,623)	21,687	(748)	—
743,843	(2,231,094)	(104,156)	(897,462)	27,936	(255,549)	—	—
5,175,732	2,465,146	849,330	573,399	341,761	211,272	2,088,604	998,425

(778,127)	(744,826)	(983,774)	(1,104,249)	(408,114)	(482,446)	(2,098,648)	(998,425)
—	—	—	—	—	—	(200)	—
(778,127)	(744,826)	(983,774)	(1,104,249)	(408,114)	(482,446)	(2,098,848)	(998,425)

2,479,084	3,163,254	1,062,385	2,906,364	1,141,860	2,443,817	297,099,815	90,474,421
778,127	744,826	983,774	1,104,249	408,114	482,446	2,098,848	998,425
(9,004,954)	(9,173,334)	(6,090,397)	(7,835,826)	(3,976,186)	(5,011,025)	(304,381,290)	(84,887,785)
(5,747,743)	(5,265,254)	(4,044,238)	(3,825,213)	(2,426,212)	(2,084,762)	(5,182,627)	6,585,061
(1,350,138)	(3,544,934)	(4,178,682)	(4,356,063)	(2,492,565)	(2,355,936)	(5,192,871)	6,585,061

43,511,202	47,056,136	23,091,482	27,447,545	12,208,616	14,564,552	40,340,090	33,755,029
$42,161,064	$43,511,202	$18,912,800	$23,091,482	$9,716,051	$12,208,616	$35,147,219	$40,340,090
$—	$—	$8,018	$5,527	$3,141	$2,019	$—	$9,296

170,658	234,142	108,894	290,079	101,522	212,047	297,099,815	90,474,421
52,632	54,501	100,889	110,584	36,302	42,037	2,098,848	998,425
(619,284)	(674,392)	(623,576)	(781,400)	(353,354)	(435,184)	(304,381,290)	(84,887,785)
(395,994)	(385,749)	(413,793)	(380,737)	(215,530)	(181,100)	(5,182,627)	6,585,061

3,120,960	3,506,709	2,336,222	2,716,959	1,075,039	1,256,139	40,340,090	33,755,029
2,724,966	3,120,960	1,922,429	2,336,222	859,509	1,075,039	35,157,463	40,340,090

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Key Terms (unaudited)

Agency security - bond issued by US government entity such as the Federal National Mortgage Association (FNMA or “Fannie Mae”).

Asset-backed security - bond backed by loans or by the outstanding amounts owed to a bank, credit card company or other lender.

Barbell structure - bond investment strategy that focuses holdings in short-term and long-term securities.

Basis points (bps) - equivalent to 1/100th of 1%. .01% equals 1 basis point. 1% equals 100 basis points.

Collateralized Mortgage Obligation (CMO) - mortgage-backed security that creates separate pools of pass-through rates for different classes of holders.

Commercial paper - short-term debt obligations (maturing within 270 days) issued to investors by banks, corporations and other borrowers.

Credit spread - difference between yields of identical Treasury fixed income securities and corporate fixed income securities.

Duration - measurement of how long, in years, it takes for the price of a bond to be repaid by its internal cash flows. In general, bonds with higher durations carry more risk and have higher price volatility.

Event risk - risk due to unforeseen events associated with a company.

Federal Open Market Committee (FOMC or the “Fed”) - branch of the Federal Reserve Board that meets 8 times per year to determine the direction of monetary policy, specifically by setting key interest rates.

Floating-rate note - bond with a variable interest rate, usually tied to a money market index.

Gross Domestic Product (GDP) - measure of all finished goods and services produced within a country’s borders. Represents broad measure of economic activity in a specific country.

Investment grade - fixed income securities that are rated “triple B” or better by a ratings agency. These bonds are judged likely to meet payment obligations.

Leveraged buyout (LBO) - strategy used to buy another company using primarily debt obligations. The acquired company’s assets are often used as collateral to secure the debt.

London Interbank Offered Rate (LIBOR) - interest rate at which banks can borrow funds from other banks in the London interbank market.

Maturity date - the date the principal amount of a note, bond or other debt instrument becomes due or payable.

Mortgage-backed security - bond that represents an interest in a pool of mortgages issued by the Government National Mortgage Association (GNMA or “Ginnie Mae”), FNMA or other federal entities.

Overweight - a portfolio’s investment in a security that is larger, in percentage terms, than the portfolio’s corresponding benchmark. A portfolio may be overweight a specific security or sector because the portfolio manager believes that security or sector will produce higher returns.

Security - the general name for a stock (also known as an “equity”), bond (also known as “fixed income”) or other investment.

Underweight - a portfolio’s investment in a security that is smaller, in percentage terms, than the portfolio’s corresponding benchmark. A portfolio may be underweight a specific security or sector because the portfolio manager believes that security or sector will produce lower returns.

Variable-rate demand note (VRDN) - long-term, fixed income security that can be tendered for purchase at par whenever rates reset. The variable rate of the security is tied to the money market.

Yankee bond - bond denominated in US dollars and offered in the US by foreign banks.

Yield curve - graphical representation of yields of fixed income securities. A normal yield curve exists when short-term yields are lower than long-term yields. A flat yield curve exists when short-term and long-term yields are equal. An inverted yield curve exists when short-term yields are higher than long-term yields.

40|86 Series Trust	Annual Report
Portfolio Managers' Review (unaudited)	December 31, 2006

Equity Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Equity Portfolio returned 14.63% for the year ended December 31, 2006(1). The Portfolio’s benchmark, the Russell Mid Cap Index, returned 15.26% for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

We believe the Portfolio will outperform its benchmark by building a portfolio of companies with stronger fundamentals than the benchmark. These fundamentals can be described in three groups: Momentum/Growth - company and stock growth; Value - cheap relative to peers; Quality - clean balance sheets. Over the last 12 months, the market was not rewarding momentum factors (companies with favorable earnings outlooks), as investors were concerned with companies’ earnings trends in this environment of slower growth. This was enough to offset the Portfolio’s positive performance from the overweight position in stocks with good quality and favorable valuations. Therefore, the top rated stocks in our model had negative performance, which led to the Portfolio’s slight under-performance. We consider this a short-term situation because fundamentals drive stock prices, and earnings do matter in the long-term.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Materials, Discretionary and Industrial sectors were the largest contributors. The largest individual contributors were overweight positions in steel manufacturer Nucor, semiconductor manufacturer Freescale Semiconductor and CB Richard Ellis Group, a global leader in real estate services.

Which holdings most negatively impacted the Portfolio’s performance?

For the year, stock selection in the Technology, Staples and Energy sectors detracted the most. The largest individual detractors were overweight positions in mining equipment manufacturer Joy Global and software developer Citrix Systems and an underweight position in Celgene Corp., a biopharmaceutical company.

What is your outlook for the next year?

The forecast for 2007 is generally optimistic. Overall expectations are that the weakness in housing and manufacturing should moderate, the strength in the service sector will continue and inflation will decline. All three factors should lead to a good year for the economy.

Given the expected slow down in earnings and GDP, we anticipate momentum to work, shifting from price momentum to downward earnings and earnings momentum, which will focus on companies with smaller downward earnings trends. We believe quality will continue to outperform. Value will continue to show positive returns as multiples expand due to lower inflation expectations and anticipation of economic recovery.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

Exemptive Application filed for the Equity Portfolio

Please refer to the Letter to Shareholders at the front of this report for information regarding an exemptive application filed with the SEC for the Equity Portfolio.

Chicago Equity Partners, LLC

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Russell MidCap Index is an unmanaged index believed to be representative of medium-sized U.S. companies. Investors cannot actually invest in an index.

The growth of $10,000 chart is a comparison of the change in value of a $10,000 investment with dividends and capital gains reinvested for the 10-year period ended 12/31/06. Past performance is no guarantee of future results.

Average Annual Total Return(1) (as of 12/31/06)
	1 YEAR	5 YEARS	10 YEARS
Equity Portfolio	14.63%	12.91%	13.22%
Russell MidCap	15.26%	12.88%	12.14%

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Russell MidCap Index is an unmanaged index believed to be representative of medium-sized U.S. companies. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (99.9%)
Aerospace & Defense (0.7%)
19,300	Rockwell Collins, Inc.	$ 1,221,497
Air Freight & Logistics (0.5%)
16,200	Ryder System, Inc.	827,172
Airlines (1.5%)
31,200	Continental Airlines, Inc. (a)(c)	1,287,000
36,400	Southwest Airlines Co.	557,648
15,700	UAL Corp. (a)(c)	690,800
		2,535,448
Auto Components (1.1%)
17,900	Autoliv, Inc.	1,079,370
29,300	TRW Automotive Holdings Corp. (a)	757,991
		1,837,361
Automobiles (1.0%)
24,900	Harley-Davidson, Inc. (c)	1,754,703
Beverages (0.4%)
9,000	Brown-Forman Corp. - Class B	596,160
Biotechnology (1.2%)
26,900	Biogen Idec, Inc. (a)	1,323,211
14,600	ImClone Systems, Inc. (a)(c)	390,696
29,200	Millennium Pharmaceuticals, Inc. (a)(c)	318,280
		2,032,187
Capital Markets (2.8%)
16,000	The Bear Stearns Companies, Inc.	2,604,480
36,400	Mellon Financial Corp. (c)	1,534,260
9,100	Northern Trust Corp.	552,279
		4,691,019
Chemicals (2.8%)
10,300	Albemarle Corp.	739,540
39,300	Ashland, Inc. (c)	2,718,774
3,800	FMC Corp.	290,890
12,500	International Flavors & Fragrances, Inc. (c)	614,500
4,700	PPG Industries, Inc.	301,787
		4,665,491
Commercial Banks (3.2%)
21,100	Comerica, Inc.	1,238,148
9,600	Compass Bancshares, Inc. (c)	572,640
82,000	KeyCorp (c)	3,118,460
4,400	M&T Bank Corp. (c)	537,504
		5,466,752

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Services & Supplies (3.2%)
3,800	Avery Dennison Corp	$ 258,134
7,800	Corrections Corporation of America (a)	352,794
6,400	Dun & Bradstreet Corp. (a)	529,856
20,600	Manpower, Inc. (c)	1,543,558
58,200	RR Donnelley & Sons Co. (c)	2,068,428
33,400	Steelcase, Inc. (c)	606,544
		5,359,314
Communications Equipment (1.6%)
18,900	Avaya, Inc. (a)(c)	264,222
60,128	Ciena Corp. (a)(c)	1,666,147
70,200	Tellabs, Inc. (a)	720,252
		2,650,621
Computer Programming Services (0.4%)
48,900	BEA Systems, Inc. (a)	615,162
Computers & Peripherals (1.9%)
13,100	Lexmark International, Inc. (a)(c)	958,920
113,600	Western Digital Corp. (a)(c)	2,324,256
		3,283,176
Construction Materials (0.6%)
11,600	Vulcan Materials Co. (c)	1,042,492
Consumer Finance (1.6%)
63,000	AmeriCredit Corp. (a)(c)	1,585,710
15,000	The First Marblehead Corporation (c)	819,750
8,000	MoneyGram International, Inc. (c)	250,880
		2,656,340
Containers & Packaging (0.5%)
24,100	Pactiv Corp. (a)	860,129
Diversified Financial Services (0.7%)
20,600	CIT Group, Inc.	1,148,862
Diversified Telecommunication Services (1.4%)
30,100	CenturyTel, Inc. (c)	1,314,166
125,100	Qwest Communications International (a)(c)	1,047,087
		2,361,253
Electric Utilities (5.7%)
24,300	Allegheny Energy, Inc. (a)	1,115,613
65,600	American Electric Power Co., Inc.	2,793,248
26,300	Edison International.	1,196,124
15,300	OGE Energy Corp. (c)	612,000
83,800	PG&E Corp. (c)	3,966,254
		9,683,239
Electrical Equipment (0.4%)
10,300	Rockwell Automation, Inc.	629,124

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Electronic Equipment & Instruments (1.0%)
17,400	Avnet, Inc. (a)	$ 444,222
20,700	AVX Corp. (c)	306,153
23,800	Ingram Micro, Inc. (a)	485,758
13,100	Tech Data Corp. (a)	496,097
		1,732,230
Energy Equipment & Services (2.4%)
22,900	Patterson-UTI Energy, Inc. (c)	531,967
55,100	Tidewater, Inc. (c)	2,664,636
19,100	Unit Corp. (a)	925,395
		4,121,998
Food & Staples Retailing (1.3%)
30,600	The Kroger Co.	705,942
45,300	Safeway, Inc. (c)	1,565,568
		2,271,510
Food Products (2.2%)
68,100	Archer Daniels Midland Co.	2,176,476
25,200	Campbell Soup Co. (c)	980,028
20,900	ConAgra Foods, Inc.	564,300
		3,720,804
Gas Utilities (2.0%)
24,500	Energen Corp.	1,150,030
36,900	NiSource, Inc..	889,290
16,900	Questar Corp	1,403,545
		3,442,865
Health Care Equipment & Supplies (1.9%)
18,700	Becton, Dickinson & Co.	1,311,805
9,900	C.R. Bard, Inc. (c)	821,403
7,400	Dentsply International, Inc.	220,890
22,800	Kinetic Concepts, Inc. (a)(c)	901,740
		3,255,838
Health Care Providers & Services (4.3%)
9,000	AMERIGROUP Corp. (a)	323,010
38,100	AmerisourceBergen Corp.	1,712,976
25,700	Cigna Corp.	3,381,349
11,200	Health Net, Inc. (a)	544,992
6,300	Laboratory Corporation of America Holdings (a)(c)	462,861
25,500	Sierra Health Services (a)(c)	919,020
		7,344,208
Hotels, Restaurants & Leisure (2.2%)
38,250	Brinker International, Inc	1,153,620
44,500	Darden Restaurants, Inc.	1,787,565
17,900	International Game Technology (c)	826,980
		3,768,165

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Household Durables (2.0%)
52,400	Newell Rubbermaid, Inc. (c)	$ 1,516,980
13,100	Ryland Group, Inc. (c)	715,522
5,500	Snap-On, Inc.	262,020
10,600	Whirlpool Corp. (c)	880,012
		3,374,534
Household Products (0.5%)
11,200	Energizer Holdings, Inc. (a)(c)	795,088
Industrial Conglomerates (0.2%)
3,200	Carlisle Companies, Inc.	251,200
Insurance (3.0%)
49,350	American Financial Group, Inc.	1,772,158
26,900	Assurant, Inc. (c).	1,486,225
13,500	Lincoln National Corp.	896,400
16,100	Safeco Corp. (c)	1,007,055
		5,161,838
Internet & Catalog Retail (2.4%)
17,700	Expedia, Inc. (a)(c)	371,346
80,200	IAC/InterActiveCorp (a)(c)	2,980,232
11,000	Nutri/System, Inc. (a)(c)	697,290
		4,048,868
IT Services (2.9%)
48,000	Computer Sciences Corp. (a)	2,561,760
25,800	Electronic Data Systems Corp. (c)	710,790
34,800	Global Payments, Inc. (c)	1,611,240
		4,883,790
Leisure Equipment & Products (1.6%)
36,400	Marvel Entertainment, Inc. (a)(c)	979,524
74,400	Mattel, Inc.	1,685,904
		2,665,428
Life Science Tools & Services (1.9%)
54,400	Applera Corp. - Applied Biosystems Group (c)	1,995,936
21,800	Techne Corp. (a)	1,208,810
		3,204,746
Machinery (4.1%)
16,600	Cummins, Inc. (c)	1,961,788
11,500	Manitowoc Co.	683,445
17,200	SPX Corp..	1,051,952
50,500	Terex Corp. (a)	3,261,290
		6,958,475
Media (0.4%)
14,200	Dreamworks Animation SKG, Inc. (a)(c)	418,758
7,500	Univision Communications, Inc. (a)(c)	265,650
		684,408

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Metals & Mining (1.8%)
2,500	Carpenter Technology	$ 256,300
28,500	Nucor Corp. (c)	1,557,810
3,100	Phelps Dodge Corp.	371,132
5,300	Southern Copper Corp. (c)	285,617
8,500	United States Steel Corp	621,690
		3,092,549
Multiline Retail (1.7%)
27,600	J.C. Penney Company, Inc.	2,135,136
15,700	Nordstrom, Inc. (c)	774,638
1	Sears Holdings Corp. (a)	168
		2,909,942
Multi-Utilities & Unregulated Power (1.1%)
41,200	MDU Resources Group, Inc. (c)	1,056,368
9,300	National Fuel Gas Co. (c)	358,422
10,900	Oneok, Inc.	470,008
		1,884,798
Office Electronics (0.3%)
32,700	Xerox Corp. (a)	554,265
Oil, Gas & Consumable Fuels (3.0%)
41,800	Frontier Oil Corp. (c)	1,201,332
6,400	Holly Corp. (c)	328,960
14,100	Overseas Shipholding Group, Inc. (c)	793,830
17,000	Sunoco, Inc.	1,060,120
25,200	Tesoro Petroleum Corp. (c)	1,657,404
		5,041,646
Paper & Forest Products (0.3%)
24,900	Louisiana-Pacific Corp.	536,097
Personal Products (0.1%)
7,500	Avon Products, Inc	247,800
Pharmaceuticals (0.5%)
20,700	Endo Pharmaceuticals Holdings, Inc. (a)	570,906
16,600	King Pharmaceuticals, Inc. (a)(c)	264,272
		835,178
Real Estate (0.5%)
26,600	United Dominion Realty Trust, Inc. (c)	845,614
Real Estate Investment Trusts (7.2%)
17,300	AvalonBay Communities, Inc. (c)	2,249,865
4,000	Boston Properties, Inc. (c)	447,520
78,700	CB Richard Ellis Group, Inc. (a)	2,612,840
28,200	CBL & Associates Properties, Inc.	1,222,470
134,700	HRPT Properties Trust (c)	1,663,545
21,200	Kimco Realty Corp. (c)	952,940

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Real Estate Investment Trusts (continued)
9,200	New Century Financial Corp. (c)	$ 290,628
58,900	New Plan Excel Realty Trust (c)	1,618,572
28,100	Rayonier, Inc..	1,153,505
		12,211,885
Semiconductor & Semiconductor Equipment (3.6%)
38,900	Advanced Micro Devices, Inc. (a)(c)	791,615
54,100	Agere Systems, Inc. (a).	1,037,097
43,300	Intersil Corp. (c)	1,035,736
14,900	Lam Research Corp. (a)(c)	754,238
77,400	LSI Logic Corp. (a)(c)	696,600
51,800	Micron Technology, Inc. (a)(c)	723,128
9,800	Nvidia Corp. (a)	362,698
32,300	Xilinx, Inc.	769,063
		6,170,175
Software (2.3%)
58,000	BMC Software, Inc. (a)	1,867,600
38,500	Compuware Corp. (a)	320,705
9,900	McAfee, Inc. (a)	280,962
58,200	Sybase, Inc. (a)(c)	1,437,540
		3,906,807
Specialty Retail (4.1%)
75,000	American Eagle Outfitters, Inc. (c)	2,340,750
12,800	Ann Taylor Stores Corp. (a)	420,352
42,800	Office Depot, Inc. (a)	1,633,676
11,500	Rent-A-Center, Inc. (a)(c)	339,365
35,000	The Sherwin-Williams Co.	2,225,300
		6,959,443
Textiles, Apparel & Luxury Goods (0.7%)
6,800	Coach, Inc. (a)	292,128
10,400	Polo Ralph Lauren Corp.	807,664
		1,099,792
Thrifts & Mortgage Finance (1.8%)
8,500	MGIC Investment Corp. (c)	531,590
35,500	The PMI Group, Inc. (c)	1,674,535
15,300	Radian Group, Inc.	824,823
		3,030,948
Tobacco (0.7%)
18,900	UST, Inc. (c).	1,099,980
Wireless Telecommunication Services (0.7%)
10,100	NII Holdings, Inc. (a)(c)	650,844
11,300	Telephone & Data Systems, Inc.	613,929
		1,264,773
	Total common stocks (cost $145,248,115)	169,295,187

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Equity Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (29.9%)
$ 1,355,362	Ace Securities Corp., 5.390%, 01/25/2007 (b).	$ 1,355,443
24,346,847	Bank of New York Institutional Cash Reserve Fund, 5.403%	24,346,847
275,518	Bear Stearns Asset Backed Securities, 5.470%, 01/25/2007 (b)	275,561
1,000,000	Berkshire Hathaway Finance, 5.420%, 01/11/2007, Cost - $1,000,770; Acquired - 01/11/2005 (b)(e)	1,000,770
1,000,000	Berkshire Hathaway Finance, 5.435%, 02/16/2007 (b)	1,001,110
1,000,000	Beta Finance, Inc., 5.410%, 01/02/2007, Cost - $1,000,030; Acquired - 01/14/2005 (b)(e).	1,000,030
419,752	Capital Auto Receivables Asset Trust, 5.410%, 01/16/2007 (b)	419,783
985,937	Carrington Mortgage Loan Trust, 5.430%, 01/25/2007 (b)	985,821
1,500,000	Commonwealth Bank Australia, 5.390%, 01/08/2007, Cost - $1,500,045; Acquired - 06/08/2006 (b)(d)(e)	1,500,045
1,123,539	Credit-Based Asset Servicing and Securities, 5.410%, 01/25/2007 (b)	1,123,539
59,196	First Franklin Mortgage Loan, 5.450%, 01/25/2007 (b)	59,212
2,000,000	Goldman Sachs Group, Inc., 5.430%, 01/23/2007 (b)	2,000,000
157,654	Granite Master Issuer PLC, 5.390%, 01/22/2007 (b)(d)	157,654
1,500,000	JP Morgan Chase & Co., 5.400%, 01/26/2007 (b)	1,500,510
2,000,000	Morgan Stanley Group, 5.485%, 02/09/2007 (b)	2,003,120
627,336	Nomura Home Equity Loan, Inc., 5.430%, 01/25/2007(b)	627,450
1,700,000	Permanent Financing PLC, 5.443%, 03/12/2007 (b)(d)	1,701,742
2,000,000	Protective Life Secured Trust, 5.454%, 01/16/2007 (b)	2,001,680
2,000,000	Royal Bank of Scotland PLC, 5.4240%, 01/22/2007, Cost - $2,001,200; Acquired - 07/21/2005 (b)(d)(e) .	2,001,200
830,104	Structured Asset Investment Loan Trust, 5.390%, 01/25/2007 (b)	830,098
182,282	Structured Asset Investment Loan Trust, 5.470%, 01/25/2007 (b)	182,296
1,600,000	Superior Wholesale Inventory Financing Trust, 5.450%, 01/16/2007 (b) .	1,600,250
1,000,000	Textron Financial Floorplan Master Note, 5.470%, 01/16/2007, Cost - $1,001,894; Acquired - 05/26/2005 (b)(e)1,001,894
2,000,000	World Savings Bank FSB, 5.415%, 03/20/2007 (b)	2,003,120
	Total investments purchased with cash proceeds from securities lending (cost $50,679,175)	50,679,175

SHORT-TERM INVESTMENTS (0.1%)
$ 13,283	Bank of New York Cash Reserve, 1.550%	13,283
134,000	JP Morgan Prime Money Market Institutional, 5.180%	134,000
	Total short-term investments (cost $147,283)	147,283

	Total investments (cost $196,074,573) (129.9%)	220,121,645
	Liabilities in excess of other assets (-29.9%)	(50,733,716)

	Total Net Assets (100.0%)	$169,387,929

____________
(a)	Non-income producing security.
(b)	Variable Coupon Rate — the rate reported is the rate in effect as of December 31, 2006.
(c)	All or a portion of the security is out on loan.
(d)	Foreign security or a U.S. security of a foreign company.
(e)	Restricted under Rule 144A of the Securities Act of 1933.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Balanced Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Balanced Portfolio returned 13.05% for the year ended December 31, 2006(1). The Portfolio’s benchmark, a 60% weighting of the Russell 1000 Index and 40% weighting of the Lehman Brothers Aggregate Index, returned 10.93% for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

The equity portion of the Portfolio outperformed its benchmark by building a portfolio of companies with stronger fundamentals than the benchmark. These fundamentals can be described in three groups: Momentum/Growth - company and stock growth; Value -cheap relative to peers; Quality - clean balance sheets. For the year, momentum continued to struggle, but was more than offset by the Portfolio’s overweight position in stocks with good quality and value relative to its peers, which led to excess return.

The primary factors for the fixed income variance were a shorter duration bias for most of the year and security selection. The continuance of the Fed’s tightening cycle put an upward pressure on interest rates, producing a slight flattening of the yield curve and leading the entire yield curve to rise between 25 and 95 bps. Since the price of a fixed income instrument moves inversely to yields, the performance of the Portfolio was aided by our shorter duration bias. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes.

All spread sectors outperformed Treasury bonds. Our overweight positions in Corporates, Commercial Mortgage-backed Securities, Collateralized Mortgage Obligations, Agencies and Municipal bonds helped the performance of the Portfolio. Additionally, the allocation to high yield securities proved beneficial with high yield securities outperforming their cohort investment grade bonds for the year. The Lehman Brothers Aggregate Index is comprised completely of investment grade securities.

Which holdings most enhanced the Portfolio’s performance?

Stock selection in Technology, Healthcare and Telecom sectors were the largest contributors. The largest individual contributors were overweight positions in telecom service provider Bellsouth, semiconductor manufacturer Freescale Semiconductor and technology company Hewlett Packard. Performance was enhanced by fixed income holdings in GM’s financial subsidiary GMAC, construction equipment manufacturer Case Corp and Republic of Philippines.

Average Annual Total Return(1) (as of 12/31/06)
	1 YEAR	5 YEARS	10 YEARS
Balanced Portfolio	13.05%	7.29%	9.26%
60% Russell 1000/40% LBA	10.93%	6.36%	8.02%

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the Portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Russell 1000 Index is an unmanaged index believed to be representative of the U.S. stock market, including large- and medium-sized companies. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgage-backed securities. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Which holdings most negatively impacted the Portfolio’s performance?

Stock selection in the Utility, Energy and Staples sectors detracted the most. The largest individual detractors were underweight positions in telecom service provider AT&T and energy developer Chevron and an overweight position in software developer Citrix Systems. Fixed income positions in Latin American wireless communications service provider American Movil and natural gas and electric utility provider Pacific Gas & Electric detracted the most from the Portfolio’s return.

What is your outlook for the next year?

For the equity portion of the portfolio, the forecast for 2007 is generally optimistic. Overall expectations are that the weakness in housing and manufacturing should moderate; the strength in the service sector will continue, and inflation will decline. All three factors should lead to moderate real growth for the economy. With the forward price to earnings ratio of the S&P 500 below average historical levels, valuations should continue to show positive returns as multiples expand due to lower inflation expectations and anticipated future economic growth. We believe investors will focus on high quality balance sheets and less on price momentum. Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.

For the fixed income portion of the Portfolio, we expect the Fed Funds target rate to remain at 5.25% throughout 2007. Although high oil and other commodity prices will put pressure on growth, strong corporate earnings and continued demand from the Asian economies will support favorable economic performance in the U.S. Geopolitical risk including tensions in Israel, concerns with Iran and North Korea’s nuclear plans and continued terrorist threats, remain a risk for the capital markets. We plan to maintain our overweight positions in corporate and BBB-rated securities as the Fed maintains the current rate target. We have structured a duration bias of neutral to slightly long in anticipation of a Treasury rally as the Fed moves to a more accommodative position.

Exemptive Application filed for the Balanced Portfolio

Please refer to the Letter to Shareholders at the front of this report for information regarding an exemptive application filed with the SEC for the Balanced Portfolio.

Michael J. Dunlop	Chicago Equity Partners, LLC
Senior Vice President
40|86 Advisors, Inc.

Vishal Mahajan
Assistant Vice President
40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMON STOCKS (70.3%)
Aerospace & Defense (1.4%)
2,500	Honeywell International, Inc.	$ 113,100
2,200	Lockheed Martin Corp.	202,554
3,900	Northrop Grumman Corp.	264,030
		579,684
Air Freight & Logistics (0.3%)
2,100	Ryder System, Inc.	107,226
Airlines (1.0%)
1,900	AMR Corp. (a)(d)	57,437
4,700	Continental Airlines, Inc. (a)(d)	193,875
4,300	UAL Corp. (a)(d)	189,200
		440,512
Automobiles (0.7%)
6,100	General Motors Corp. (d)	187,392
1,800	Harley-Davidson, Inc. (d)	126,846
		314,238
Beverages (1.3%)
3,800	The Coca-Cola Co.	183,350
600	Molson Coors Brewing Co. (d)	45,864
4,860	PepsiCo, Inc.	303,993
		533,207
Biotechnology (1.0%)
7,300	Biogen Idec, Inc. (a)	359,087
2,900	ImClone Systems, Inc. (a)(d)	77,604
		436,691
Capital Markets (2.6%)
1,100	The Bear Stearns Companies, Inc.	179,058
1,600	The Goldman Sachs Group, Inc.	318,960
5,000	Merrill Lynch & Co, Inc.	465,500
1,400	Morgan Stanley	114,002
		1,077,520
Chemicals (1.6%)
800	Ashland, Inc.	55,344
5,500	Celanesé Corp.	142,340
2,000	The Dow Chemical Co. (d)	79,880
900	International Flavors & Fragrances, Inc. (d)	44,244
5,700	Lyondell Chemical Co. (d)	145,749
3,000	PPG Industries, Inc.	192,630
		660,187

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Commercial Banks (3.4%)
17,800	Bank of America Corp. (d)	$ 950,342
2,300	BB&T Corp. (d)	101,039
3,300	KeyCorp (d)	125,499
1,200	PNC Financial Services Group	88,848
2,900	Regions Financial Corp. (d)	108,460
700	SunTrust Banks, Inc. (d)	59,115
		1,433,303
Commercial Services & Supplies (0.2%)
1,200	Manpower, Inc. (d)	89,916
Communications Equipment (2.0%)
3,342	Ciena Corp. (a)(d)	92,607
17,770	Cisco Systems, Inc. (a)	485,654
13,300	Motorola, Inc.	273,448
		851,709
Computer Programming Services (0.4%)
15,000	BEA Systems, Inc. (a)	188,700
Computers & Peripherals (2.9%)
17,888	Hewlett-Packard Co.	736,807
3,500	International Business Machines Corp.	340,025
7,400	Western Digital Corp. (a)(d)	151,404
		1,228,236
Consumer Finance (0.3%)
2,350	The First Marblehead Corporation (d)	128,428
Containers & Packaging (0.1%)
1,300	Pactiv Corp. (a)(d)	46,397
Diversified Financial Services (4.1%)
4,100	CIT Group, Inc.	228,657
10,532	Citigroup, Inc.	586,632
16,740	J.P. Morgan Chase & Co.	808,542
1,600	Principal Financial Group, Inc. (d)	93,920
		1,717,751
Diversified Telecommunication Services (2.3%)
17,300	BellSouth Corp.	815,003
1,800	CenturyTel, Inc. (d)	78,588
8,900	Qwest Communications International (a)(d)	74,493
		968,084
Electric Utilities (1.9%)
8,200	Edison International	372,936
9,100	PG&E Corp. (d)	430,703
		803,639
Electrical Equipment (1.2%)
7,100	Emerson Electric Co.	313,039
2,900	Rockwell Automation, Inc..	177,132
		490,171

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Electronic Equipment & Instruments (0.1%)
3,300	Vishay Intertechnology, Inc. (a)	$ 44,682
Energy Equipment & Services (0.9%)
7,000	Tidewater, Inc. (d).	338,520
1,100	Unit Corp. (a)(d)	53,295
		391,815
Food & Staples Retailing (0.4%)
6,700	The Kroger Co. (d).	154,569
Food Products (1.2%)
2,600	Archer Daniels Midland	83,096
11,300	Kraft Foods, Inc. (d)	403,410
		486,506
Gas Utilities (0.3%)
5,000	NiSource, Inc. (d)	120,500
Health Care Equipment & Supplies (0.8%)
2,700	Becton, Dickinson & Co. (d)	189,405
2,000	C.R. Bard, Inc. (d)	165,940
		355,345
Health Care Providers & Services (2.2%)
7,700	Aetna, Inc.	332,486
3,100	AmerisourceBergen Corp.	139,376
1,900	Cigna Corp.	249,983
1	Medco Health Solutions, Inc. (a)	53
2,500	Wellpoint, Inc. (a)(d)	196,725
		918,623
Hotels, Restaurants & Leisure (1.2%)
1,500	Darden Restaurants, Inc.	60,255
9,700	McDonald’s Corp. (d)	430,001
		490,256
Household Durables (0.2%)
1,200	Whirlpool Corp. (d)	99,624
Household Products (1.2%)
2,600	Colgate-Palmolive Co.	169,624
5,265	Procter & Gamble Co. (d)	338,382
		508,006
Independent Power Producers & Energy Traders (0.5%)
3,700	TXU Corp.	200,577
Industrial Conglomerates (1.0%)
9,100	General Electric Co.	338,611
1,100	Textron, Inc.	103,147
		441,758
The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Insurance (2.6%)
800	The Allstate Corp.	$ 52,088
2,300	Chubb Corp. (d)	121,693
1,400	CNA Financial Corp. (a)	56,448
3,600	Genworth Financial, Inc. (d)	123,156
2,300	Metlife, Inc. (d)	135,723
4,300	Old Republic International Corp. (d)	100,104
6,200	The St. Paul Travelers Companies, Inc. (d)	332,878
8,300	UnumProvident Corp. (d)	172,474
		1,094,564
Internet & Catalog Retail (0.5%)
4,000	IAC/InterActiveCorp (a)(d)	148,640
700	Nutri/System, Inc. (a)(d)	44,373
		193,013
IT Services (1.6%)
2,500	Computer Sciences Corp. (a)	133,425
10,700	Electronic Data Systems Corp. (d)	294,785
800	Global Payments, Inc. (d)	37,040
2,200	Mastercard, Inc. (d)	216,678
		681,928
Leisure Equipment & Products (0.1%)
2,500	Mattel, Inc.	56,650
Life Science Tools & Services (0.2%)
1,900	Applera Corp. - Applied Biosystems Group (d)	69,711
Machinery (1.0%)
1,800	Cummins, Inc. (d)	212,724
3,400	Manitowoc Co.	202,062
		414,786
Media (2.8%)
3,100	CBS Corp. Class B	96,658
3,150	The McGraw-Hill Companies, Inc. (d)	214,263
3,000	News Corp.	64,440
2,300	Omnicom Group (d)	240,442
12,130	Time Warner, Inc. (d)	264,191
8,300	The Walt Disney Co.	284,441
		1,164,435
Metals & Mining (1.0%)
2,700	Nucor Corp. (d)	147,582
500	Phelps Dodge Corp.	59,860
1,600	Southern Copper Corp. (d)	86,224
1,800	United States Steel Corp.	131,652
		425,318

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Multiline Retail (1.3%)
2,100	Dillard’s, Inc. (d)	$ 73,437
2,300	Dollar Tree Stores, Inc. (a)	69,230
4,300	J.C. Penney Co., Inc. Holding Co. (d)	332,648
1,200	Kohl’s Corp. (a)	82,116
		557,431
Oil, Gas & Consumable Fuels (5.1%)
4,800	ConocoPhillips	345,360
2,500	Devon Energy Corp. (d)	167,700
10,240	Exxon Mobil Corp.	784,691
1,400	Hess Corp. (d)	69,398
3,800	Marathon Oil Corp.	351,500
1,500	Occidental Petroleum Corp. (d)	73,245
1,900	Sunoco, Inc.	118,484
5,000	Valero Energy Corp.	255,800
		2,166,178
Personal Products (0.6%)
7,100	Avon Products, Inc.	234,584
Pharmaceuticals (4.4%)
1,800	Endo Pharmaceuticals Holdings, Inc. (a)(d)	49,644
12,980	Johnson & Johnson	856,940
2,800	King Pharmaceuticals, Inc. (a)	44,576
9,100	Merck & Co., Inc.	396,760
15,140	Pfizer, Inc.	392,126
2,100	Wyeth (d)	106,932
		1,846,978
Real Estate (1.0%)
700	AMB Property Corp. (d)	41,027
1,400	AvalonBay Communities, Inc. (d)	182,070
1,100	CBL & Associates Properties, Inc. (d)	47,685
3,500	Kimco Realty Corp. (d)	157,325
		428,107
Real Estate Investment Trusts (1.3%)
6,300	CB Richard Ellis Group, Inc. (a)	209,160
7,100	New Century Financial Corp. (d)	224,289
1,600	ProLogis	97,232
		530,681
Road & Rail (0.4%)
4,100	CSX Corp.	141,163
800	Norfolk Southern Corp.	40,232
		181,395

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Semiconductor & Semiconductor Equipment (1.7%)
2,100	Advanced Micro Devices, Inc. (a)(d)	$ 42,735
3,300	Altera Corp. (a)	64,944
17,700	LSI Logic Corp. (a)(d)	159,300
10,500	Nvidia Corp. (a)(d)	388,605
2,300	Texas Instruments, Inc. (d)	66,240
		721,824
Software (2.2%)
3,200	BMC Software, Inc. (a)	103,040
24,440	Microsoft Corp.	729,778
6,100	Oracle Corp. (a)(d)	104,554
		937,372
Specialty Retail (2.1%)
2,000	Abercrombie & Fitch Co. - Class A.	139,260
4,200	American Eagle Outfitters, Inc. (d)	131,082
3,300	Ann Taylor Stores Corp. (a)	108,372
6,200	Office Depot, Inc. (a)	236,654
4,200	The Sherwin-Williams Co. (d)	267,036
		882,404
Textiles, Apparel & Luxury Goods (0.2%)
1,100	Polo Ralph Lauren Corp. (d)	85,426
Thrifts & Mortgage Finance (0.6%)
1,500	Countrywide Financial Corp. (d)	63,675
2,000	MGIC Investment Corp. (d)	125,080
1,400	Radian Group, Inc.	75,474
		264,229
Tobacco (0.9%)
4,610	Altria Group, Inc.	395,630
	Total common stocks (cost $24,664,702)	29,640,504

PREFERRED STOCKS (0.4%)
Media (0.4%)
145	Centaur Funding Corp., 9.080%, 04/21/2020, Cost - $171,062; Acquired - 07/22/2003 (b)	169,559
	Total preferred stocks (cost $171,062)	169,559

COLLATERALIZED MORTGAGE OBLIGATIONS (0.3%)
$130,000	Credit Suisse Mortgage Capital Certificate, Series 2006 - OMA, 5.538%, 05/15/2023,
	Cost $130,620; Acquired - 01/27/2006 (b)	130,202
	Total collateralized mortgage obligations (cost $130,620)	130,202

CONVERTIBLE BONDS (0.1%)
Energy Equipment & Services (0.1%)
25,000	Halliburton Co., 3.125%, 07/15/2023	42,406
	Total convertible bonds (cost $42,488)	42,406

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (15.2%)
Beverages (0.2%)
$ 70,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost - $71,742; Acquired - 07/13/2005 (b)	$ 69,318
Chemicals (0.6%)
50,000	Lubrizol Corp. 5.500%, 10/01/2014	48,819
190,000	Terra Capital, Inc. 12.875%, 10/15/2008	212,800
		261,619
Commercial Banks (0.6%)
70,000	ICICI Bank Ltd., 5.750%, 11/16/2010, Cost - $69,844; Acquired - 02/28/2006 (b)(e)	. 69,961
35,000	Oversea-Chinese Banking Corporation Ltd., 7.750%, 09/06/2011, Cost - $38,493; Acquired - 11/08/2005 (b)(e)	38,603
85,000	PNC Funding Corp., 7.500%, 11/01/2009	. 89,820
40,000	Union Planters Bank NA, 6.500%, 03/15/2018	40,537
		238,921
Commercial Services & Supplies ( 0.8%)
85,000	Cintas Corp. No. 2, 6.150%, 08/15/2036	87,408
80,000	Corrections Corporation of America, 6.250%, 03/15/2013	79,700
170,000	Steelcase, Inc., 6.500%, 08/15/2011	172,853
		339,961
Construction & Engineering (0.3%)
85,000	CRH America, Inc., 5.300%, 10/15/2013	82,865
50,000	William Lyon Homes, Inc., 7.625%, 12/15/2012 (d)	42,875
		125,740
Consumer Finance (0.2%)
70,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	73,316
Containers & Packaging (0.7%)
275,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009	. 282,562
Diversified Financial Services (0.6%)
80,000	American General Finance Corp., 4.875%, 07/15/2012	78,144
70,000	Erac USA Finance Co., 6.750%, 05/15/2007, Cost - $70,377; Acquired - 02/16/2006 (b)	70,282
100,000	Hutchison Whampoa Finance CI Ltd., 7.450%, 08/01/2017, Cost - $113,107; Acquired - 12/19/2005 (b)(d)(e)	113,169
		261,595
Diversified Telecommunication Services (0.5%)
65,000	Intelsat Subsidiary Holding Co. Ltd., 8.625%, 01/15/2015 (d)(e)	67,925
25,000	Sprint Capital Corp., 8.375%, 03/15/2012	27,814
65,000	Sprint Capital Corp., 8.750%, 03/15/2032	78,456
54,000	TELUS Corp., 8.000%, 06/01/2011 (e)	59,106
		233,301
Electric Utilities (0.5%)
195,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	197,329
Electronic Equipment & Instruments (0.1%)
35,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	34,780

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Health Care Equipment & Supplies (0.6%)
$270,000	Hillenbrand Industries, Inc., 4.500%, 06/15/2009	$ 264,679
Health Care Providers & Services (0.3%)
55,000	Davita, Inc., 6.625%, 03/15/2013	55,412
35,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	34,468
35,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015.	33,844
		123,724
Hotels, Restaurants & Leisure (1.0%)
155,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost - $154,961; Acquired - 06/12/2002 (b)	155,661
70,000	MGM Mirage, 6.875%, 04/01/2016 (d)	67,550
150,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	158,590
40,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	39,950
		421,751
Household Durables (0.9%)
175,000	KB Home, 5.750%, 02/01/2014	161,919
240,000	NVR, Inc., 5.000%, 06/15/2010	234,302
		396,221
Insurance (0.4%)
130,000	Arch Capital Group Ltd., 7.350%, 05/01/2034 (e)	143,843
35,000	The St. Paul Travelers Companies, Inc., 5.500%, 12/01/2015	34,926
		178,769
Machinery (0.1%)
55,000	Case Corp., 7.250%, 01/15/2016	55,962
Media (1.2%)
40,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (e)	42,616
155,000	Charter Communications, Inc., 8.000%, 04/30/2012, Cost - $155,140; Acquired 04/21/2004 (b)(d)	161,781
61,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	63,745
100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	97,750
125,000	News America, Inc., 6.200%, 12/15/2034	121,044
		486,936
Multiline Retail (0.2%)
75,000	J.C. Penney Co., Inc. Holding Co., 8.000%, 03/01/2010	79,910
Multi-Utilities (0.2%)
70,000	Sempra Energy, 6.000%, 02/01/2013	71,482

Oil, Gas & Consumable Fuels (1.4%)
175,000	Anadarko Finance Co., 7.500%, 05/01/2031 (e).	199,148
100,000	Chesapeake Energy Corp., 6.250%, 01/15/2018 (d)	96,750
70,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	68,856
54,150	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 09/15/2009, Cost - $53,643;Acquired - 07/02/2004 (b)(e)	52,794
110,000	Southern Natural Gas Co., 8.875%, 03/15/2010 (d)	115,950
65,000	XTO Energy, Inc., 6.100%, 04/01/2036	63,648
		597,146
Paper & Forest Products (0.1%)
50,000	Boise Cascade LLC, 7.125%, 10/15/2014	48,625

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Real Estate (2.1%)
$150,000	Chelsea Property Group, 7.250%, 10/21/2007	$ 151,215
80,000	Health Care REIT, Inc., 7.500%, 08/15/2007	80,688
215,000	Hospitality Properties Trust, 6.750%, 02/15/2013	225,307
40,000	iStar Financial, Inc., 5.150%, 03/01/2012	38,945
55,000	iStar Financial, Inc., 5.950%, 10/15/2013, Cost - $55,000; Acquired - 10/04/2006 (b)	55,353
35,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	34,209
200,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	218,000
70,000	Spieker Properties, Inc., 7.125%, 07/01/2009	73,440
		877,157
Software (0.2%)
70,000	Oracle Corp., 5.000%, 01/15/2011	69,358

Wireless Telecommunication Services (1.4%)
65,000	America Movil SA de CV, 6.375%, 03/01/2035 (e).	63,742
155,000	Cingular Wireless Services, Inc., 8.750%, 03/01/2031	202,017
270,000	Nextel Communications, Inc., 6.875%, 10/31/2013	273,066
60,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (e)	65,400
		604,225
	Total corporate bonds (cost $6,326,763)	6,394,387

FOREIGN GOVERNMENT NOTES/BONDS (0.3%)
40,000	Ministry Finance Russia, 3.000%, 05/14/2011 (e)	36,187
70,000	Republic of Philippines, 7.750%, 01/14/2031 (e)	79,800
	Total foreign government notes/bonds (cost $104,893)	115,987

MORTGAGE-BACKED SECURITIES (0.3%)
22,966	First Union National Bank Commercial Mortgage, Series 1999-C4, 7.184%, 12/15/2031	23,048
121,775	Residential Funding Mortgage Securities I, Series 2005-S7, 5.500%, 11/25/2035	120,748
	Total mortgage-backed securities (cost $143,538).	143,796

MUNICIPAL BONDS (2.0%)
30,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	31,049
140,000	California County TOB Securitization Agency, 7.500%, 06/01/2019	142,033
30,000	Crestwood School District Pennsylvania, 5.800%, 03/01/2018	30,094
135,503	Louisiana Tobacco Settlement Financing Corp., 6.360%, 05/15/2025	135,650
125,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	124,611
80,000	Santa Rosa California Redevelopment Agency Tax Allocation, 5.500%, 08/01/2020	77,909
130,424	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	130,844
95,000	South El Monte California Tax Allocation Note, 4.950%, 08/01/2014	91,170
85,000	University of Illinois at Chicago Certificates, 5.200%, 02/15/2022	81,224
	Total municipal bonds (cost $843,881)	844,584

U.S. GOVERNMENT AGENCY ISSUES (0.8%)
43,221	Federal Home Loan Mortgage Corp., Pool #A2-2364, 5.000%, 05/01/2034	41,761
127,589	Federal Home Loan Mortgage Corp., Pool #A5-2422, 5.500%, 09/01/2036	126,207
126,270	Federal Home Loan Mortgage Corp., Pool #A5-2536, 6.000%, 09/01/2036	127,244
42,455	Federal Home Loan Mortgage Corp., Pool #A5-2593, 6.500%, 10/01/2036	43,255
	Total U.S. government agency issues (cost $336,448)	338,467

The accompanying notes are an integral part of these financial statements

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Balanced Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

U.S. TREASURY OBLIGATIONS (4.3%)
$ 330,000	U.S. Treasury Bond, 5.375%, 02/15/2031 (d)	$ 353,590
36,996	U.S. Treasury Inflation Index Bond, 1.625%, 01/15/2015	34,834
40,000	U.S. Treasury Note, 4.500%, 02/28/2011 (d)	39,717
275,000	U.S. Treasury Note, 4.750%, 03/31/2011 (d)	275,548
710,000	U.S. Treasury Note, 4.250%, 08/15/2015 (d)	687,258
420,000	U.S. Treasury Note, 4.500%, 11/15/2015 (d)	413,668
	Total U.S. treasury obligations (cost $1,790,269)	1,804,615

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (24.4%)
6,506,580	Bank of New York Institutional Cash Reserve Fund, 5.403%	6,506,580
500,000	Berkshire Hathaway Finance, 5.435%, 02/16/2007 (c)	500,555
104,938	Capital Auto Receivables Asset Trust, 5.410%, 01/16/2007 (c)	104,946
140,442	Credit-Based Asset Servicing and Securities, 5.410%, 01/25/2007 (c)	140,442
29,598	First Franklin Mortgage Loan, 5.450%, 01/25/2007 (c)	29,606
52,551	Granite Master Issuer PLC, 5.390%, 01/22/2007 (c)(e)	52,551
400,000	JP Morgan Chase & Co., 5.400%, 01/26/2007 (c)	400,136
400,000	Permanent Financing PLC, 5.443%, 03/12/2007 (c)(e)	400,410
500,000	Royal Bank of Scotland PLC, 5.424%, 01/22/2007, Cost - $500,300; Acquired - 07/21/2005 (b)(c)(e)	500,300
317,393	Specialty Underwriting and Residential Finance Trust, 5.430%, 01/25/2007 (c)	317,392
425,000	Superior Wholesale Inventory Financing Trust, 5.450%, 01/16/2007 (c)	425,066
500,000	Textron Financial Floorplan Master Note, 5.470%, 01/16/2007, Cost - $500,947; Acquired - 05/26/2005 (b)(c)	500,947
400,000	World Savings Bank FSB, 5.415%, 03/20/2007 (c)	400,624
	Total investments purchased with cash proceeds from securities lending (cost $10,279,555)	10,279,555

SHORT-TERM INVESTMENTS (5.6%)
475,000	AIM Liquid Asset Portfolio, 5.130%	475,000
2,856	Bank of New York Cash Reserve, 1.550%	2,856
1,891,000	JP Morgan Prime Money Market Institutional, 5.180%	1,891,000
	Total short-term investments (cost $2,368,856)	2,368,856

	Total investments (cost $47,203,075) (124.0%)	52,272,918
	Liabilities in excess of other assets (-24.0%)	(10,111,854)
	Total Net Assets (100.0%)	$42,161,064

____________
(a)	Non-income producing security.
(b)	Restricted under Rule 144A of the Securities Act of 1933.
(c)	Variable Coupon Rate - the rate reported is the rate in effect as of December 31, 2006.
(d)	All or a portion of the security is out on loan.
(e)	Foreign security or a U.S. security of a foreign company.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Fixed Income Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Fixed Income Portfolio returned 4.45% for the year ended December 31, 2006(1). The Portfolio’s benchmark, the Lehman Brothers Aggregate Index, returned 4.33% for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

The primary factors for the variance were a shorter duration bias for most of the year and security selection. The continuance of the Fed’s tightening cycle put upward pressure on interest rates, producing a slight flattening of the yield curve and leading the entire yield curve to rise between 25 and 95 bps. Since the price of a fixed income instrument moves inversely to yields, the performance of the Portfolio was aided by our shorter duration bias. Our performance was also enhanced by the Portfolio’s above-average cash position combined with our investment in LIBOR-based floating-rate notes.

Spread sectors outperformed Treasury bonds. Our overweight positions in Corporates, Commercial Mortgage-backed Securities, Collateralized Mortgage Obligations, Agencies and Municipal bonds helped the performance of the Portfolio. Additionally, the allocation to high yield securities proved beneficial with high yield securities outperforming their cohort investment grade bonds for the year. The Portfolio’s benchmark is comprised completely of investment grade securities.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by holdings in GM’s financial subsidiary GMAC, construction equipment manufacturer Case Corp and Republic of Philippines.

Which holdings most negatively impacted the Portfolio’s performance?

Positions in Latin American wireless communications service provider American Movil and natural gas and electric utility provider Pacific Gas & Electric detracted the most from the Portfolio’s return.

Liquidation and Closing of the Fixed Income Portfolio
Please refer to the Letter to Shareholders at the front of this report for information regarding the liquidation and termination of the Fixed Income Portfolio.

Michael J. Dunlop	Vishal Mahajan
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

Average Annual Total Return(1) (as of 12/31/06)
	1 YEAR	5 YEARS	10 YEARS
Fixed Income Portfolio	4.45%	5.07%	5.94%
LBA	4.33%	5.06%	6.24%

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Aggregate Index ("LBA") is an unmanaged broad-based market index that includes mortgage- backed securities. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

PREFERRED STOCKS (0.8%)
Media (0.8%)
130	Centaur Funding Corp., 9.080%, 04/21/2020, Cost — $153,366; Acquired — 07/22/2003 (b)	$ 152,019
	Total preferred stocks (cost $153,366)	152,019
COLLATERALIZED MORTGAGE OBLIGATIONS (1.3%)
$ 250,000	Credit Suisse Mortgage Capital Certificate Series 2006-OMA, 5.538%, 05/15/2023, Cost — $251,192; Acquired — 01/27/2006 (b)	250,387
	Total collateralized mortgage obligations (cost $251,192)	250,387
CONVERTIBLE BONDS (0.5%)
Energy Equipment & Services (0.5%)
50,000	Halliburton Co., 3.125%, 07/15/2023	84,813
	Total convertible bonds (cost $84,975)	84,813
CORPORATE BONDS (58.8%)
Beverages (0.7%)
135,000	Miller Brewing Co., 5.500%, 08/15/2013, Cost — $138,360; Acquired — 07/13/2005 (b)	133,684
Capital Markets (0.3%)
65,000	Lehman Brothers Holdings, Inc., 3.600%, 03/13/2009 (d)	62,854
Chemicals (1.0%)
100,000	Lubrizol Corp., 5.500%, 10/01/2014	97,638
80,000	Terra Capital, Inc., 12.875%, 10/15/2008	89,600
		187,238
Commercial Banks (3.8%)
145,000	Huntington National Bank, 3.125%, 05/15/2008	140,825
135,000	ICICI Bank Ltd., 5.750%, 11/16/2010, Cost — $134,700; Acquired — 02/28/2006 (a)(b)(d)	134,924
70,000	Oversea-Chinese Banking Corporation Ltd., 7.750%, 09/06/2011, Cost — $76,986; Acquired — 11/08/2005 (a)(b)	77,205
165,000	PNC Funding Corp., 7.500%, 11/01/2009	174,357
185,000	Union Planters Bank NA, 6.500%, 03/15/2018	187,484
		714,795
Commercial Services & Supplies (3.6%)
170,000	Cintas Corp. No. 2, 6.150%, 08/15/2036	174,816
170,000	Corrections Corporation of America, 6.250%, 03/15/2013	169,362
340,000	Steelcase, Inc., 6.500%, 08/15/2011	345,707
		689,885
Computers & Peripherals (0.4%)
70,000	NCR Corp., 7.125%, 06/15/2009	71,830
Construction & Engineering (1.4%)
170,000	CRH America, Inc., 5.300%, 10/15/2013	. 165,730
105,000	William Lyon Homes, Inc., 7.625%, 12/15/2012 (d)	90,038
		255,768
Consumer Finance (1.3%)
230,000	General Motors Acceptance Corp., 7.750%, 01/19/2010	240,895

The accompanying notes are an integral part of these financial statements

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Containers & Packaging (0.5%)
$ 100,000	Owens-Brockway Glass Container, 8.875%, 02/15/2009	$ 102,750

Diversified Financial Services (3.0%)
150,000	American General Finance Corp., 4.875%, 07/15/2012	146,520
50,000	Bunge Ltd. Finance Corp., 4.375%, 12/15/2008	48,969
135,000	Erac USA Finance Co., 6.750%, 05/15/2007, Cost — $135,727; Acquired — 02/16/2006 (b)	135,543
135,000	Hutchison Whampoa Finance CI Ltd., 7.450%, 08/01/2017, Cost — $152,694; Acquired — 12/19/2005 (a)(b)(d)	152,778
75,000	Residential Capital Corp., 6.500%, 04/17/2013	76,105
		559,915
Diversified Telecommunication Services (2.9%)
135,000	Intelsat Subsidiary Holding Co., 8.625%, 01/15/2015 (a)(d).	141,075
50,000	Sprint Capital Corp., 8.375%, 03/15/2012	55,628
130,000	Sprint Capital Corp., 8.750%, 03/15/2032	156,912
75,000	Tele Communications, Inc., 9.800%, 02/01/2012	88,530
105,000	TELUS Corp., 8.000%, 06/01/2011 (a)	114,929
		557,074
Electric Utilities (3.8%)
135,000	Cilcorp, Inc., 8.700%, 10/15/2009	145,277
250,000	Majapahit Holding BV, 7.750%, 10/17/2016, Cost — $247,476; Acquired — 10/11/2006 (a)(b)	265,937
155,000	Nisource Finance Corp., 7.875%, 11/15/2010	167,363
130,000	Pacific Gas & Electric Co., 6.050%, 03/01/2034	131,553
		710,130
Electronic Equipment & Instruments (0.4%)
80,000	Jabil Circuit, Inc., 5.875%, 07/15/2010	79,496
Food Products (0.7%)
125,000	Corn Products International, Inc., 8.450%, 08/15/2009	133,360

Health Care Providers & Services (2.3%)
100,000	Davita, Inc., 6.625%, 03/15/2013	100,750
70,000	Laboratory Corporation of America Holdings, 5.625%, 12/15/2015	68,936
185,000	Medco Health Solutions, Inc., 7.250%, 08/15/2013	198,837
70,000	Quest Diagnostics, Inc., 5.450%, 11/01/2015	67,687
		436,210
Hotels, Restaurants & Leisure (2.4%)
135,000	Hyatt Equities LLC, 6.875%, 06/15/2007, Cost — $134,966; Acquired — 06/12/2002 (b)	135,576
130,000	MGM Mirage, 6.875%, 04/01/2016 (d)	125,450
100,000	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/2012	105,726
80,000	Wynn Las Vegas LLC, 6.625%, 12/01/2014 (d)	79,900
		446,652
Household Durables (2.3%)
110,000	KB Home, 5.750%, 02/01/2014.	101,778
155,000	NVR, Inc., 5.000%, 06/15/2010	151,320
175,000	Ryland Group, Inc., 5.375%, 06/01/2008	173,886
		426,984
The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

Insurance (3.8%)
$120,000	ACE Limited, 6.000%, 04/01/2007 (a)	$ 120,132
250,000	Arch Capital Group Ltd., 7.350%, 05/01/2034.	276,621
30,000	Citizens Property Insurance Corp., 6.850%, 08/25/2007, Cost — $30,162; Acquired — 06/22/2001 (b)	30,260
220,000	Monumental Global Funding II, 4.625%, 03/15/2010, Cost — $219,994; Acquired — 03/09/2005 (b)	215,553
5,000	Nationwide Life Global Funding I, 5.350%, 02/15/2007, Cost — $5,000; Acquired — 06/05/2006 (b)	5,000
70,000	The St. Paul Travelers Companies, Inc., 5.500%, 12/01/2015	69,852
		717,418
Machinery (1.0%)
105,000	Case Corp., 7.250%, 01/15/2016 (d)	106,838
80,000	Kennametal, Inc., 7.200%, 06/15/2012	84,341
		191,179
Media (4.5%)
75,000	British Sky Broadcasting PLC, 8.200%, 07/15/2009 (a)(d).	79,905
100,000	Charter Communications Operating LLC, 8.000%, 04/30/2012, Cost — $100,091; Acquired — 04/21/2004 (b)(d)	104,375
185,000	Clear Channel Communications, Inc., 8.000%, 11/01/2008	192,418
90,000	Clear Channel Communications, Inc., 6.625%, 06/15/2008	90,975
60,000	DirecTV Holdings LLC, 8.375%, 03/15/2013	62,700
100,000	EchoStar DBS Corporation, 6.625%, 10/01/2014	97,750
110,000	News America Holdings, 7.700%, 10/30/2025	124,030
95,000	News America, Inc., 6.200%, 12/15/2034.	91,993
		844,146
Multi-Utilities (1.5%)
145,000	Consolidated Edison, Inc., 3.625%, 08/01/2008	141,316
135,000	Sempra Energy, 6.000%, 02/01/2013	137,859
		279,175
Oil, Gas & Consumable Fuels (5.9%)
335,000	Anadarko Finance Co., 7.500%, 05/01/2031 (a).	381,227
200,000	Chesapeake Energy Corp., 6.250%, 01/15/2018 (d)	193,500
135,000	Enterprise Products Operating LP, 5.600%, 10/15/2014	132,794
82,650	Ras Laffan Liquefied Natural Gas Co., Ltd., 3.437%, 09/15/2009, Cost — $82,650; Acquired — 03/02/2004 (a)(b).	80,580
100,000	Southern Natural Gas Co., 8.875%, 03/15/2010	105,409
115,000	TGT Pipeline LLC, 5.200%, 06/01/2018	107,157
125,000	XTO Energy, Inc., 6.100%, 04/01/2036.	122,399
		1,123,066
Paper & Forest Products (0.5%)
100,000	Boise Cascade LLC, 7.125%, 10/15/2014	97,250
Pharmaceuticals (0.3%)
60,000	Wyeth, 5.500%, 03/15/2013	60,467

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR VALUE PRINCIPAL AMOUNT		VALUE

Real Estate (6.5%)
$150,000	Chelsea Property Group, 7.250%, 10/21/2007	$ 151,215
85,000	Developers Diversified Realty Corp., 3.875%, 01/30/2009	82,360
160,000	Equity One, Inc., 3.875%, 04/15/2009	154,006
62,000	Health Care REIT, Inc., 7.500%, 08/15/2007	62,533
175,000	Hospitality Properties Trust, 6.750%, 02/15/2013	183,389
70,000	iStar Financial, Inc., 5.150%, 03/01/2012	68,153
65,000	iStar Financial, Inc., 5.950%, 10/15/2013, Cost — $65,078; Acquired — 10/04/2006 (b)	65,418
70,000	New Plan Excel Realty Trust, Inc., 5.125%, 09/15/2012	68,418
150,000	Senior Housing Properties Trust, 8.625%, 01/15/2012	163,500
135,000	Spieker Properties, Inc., 7.125%, 07/01/2009	141,635
90,000	United Dominion Realty Trust, Inc., 6.500%, 06/15/2009	92,566
		1,233,193
Software (0.7%)
140,000	Oracle Corp., 5.000%, 01/15/2011	138,716
Textiles, Apparel & Luxury Goods (0.3%)
50,000	Brown Shoe Inc., 8.750%, 05/01/2012	53,000
Thrifts & Mortgage Finance (1.4%)
150,000	Key Bank National Association, 5.000%, 07/17/2007	149,570
120,000	Washington Mutual, Inc., 5.625%, 01/15/2007	120,007
		269,577
Wireless Telecommunication Services (1.6%)
125,000	America Movil SA de CV, 6.375%, 03/01/2035 (a)	122,581
125,000	Nextel Communications, Inc., 6.875%, 10/31/2013	126,419
50,000	Rogers Wireless, Inc., 7.500%, 03/15/2015 (a)	54,500
		303,500
	Total corporate bonds (cost $11,046,691)	11,120,207

FOREIGN GOVERNMENT NOTES/BONDS (1.1%)
70,000	Ministry Finance Russia, 3.000%, 05/14/2011 (a)	63,328
130,000	Republic of Philippines, 7.750%, 01/14/2031 (a)	148,200
	Total foreign government notes/bonds (cost $190,963)	211,528

MORTGAGE-BACKED SECURITIES (16.4%)
169,533	Bank of America Mortgage Securities, Series #2004-7 5A10, 5.250%, 08/25/2034	167,275
26,348	Bear Stearns Commercial Mortgage Securities, Series #1999-C1 A1, 5.910%, 02/14/2031	26,371
250,000	Bear Stearns Commercial Mortgage Securities, Series #2002-TOP6 A2, 6.460%, 10/15/2036	262,891
42,271	CS First Boston Mortgage Securities Corp., Series #2001-CKN5 A3, 5.107%, 09/15/2034	42,103
137,347	Deutsche Mortgage and Asset Receiving Corp., Series #1998-C1 A2, 6.538%, 06/15/2031	138,342
2,697	DLJ Commercial Mortgage Corp., Series #1999-CG3 A1A, 7.120%, 10/10/2032	2,700
20,469	Federal Home Loan Mortgage Corp., Series #2614CH, 3.500%, 12/15/2010	20,402
135,000	Federal Home Loan Mortgage Corp., Series #2614TD, 3.500%, 05/15/2016	128,921
165,000	Federal Home Loan Mortgage Corp., Series #2517VH, 6.000%, 03/15/2019	166,287
14,970	Federal Home Loan Mortgage Corp., Gold Pool #G00479, 9.000%, 04/01/2025	16,199
25,183	Federal Home Loan Mortgage Corp., Gold Pool #G00943, 6.000%, 07/01/2028	25,496

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE-BACKED SECURITIES (continued)
$2,140	Federal Home Loan Mortgage Corp., Gold Pool #C00712, 6.500%, 02/01/2029	$ 2,196
26,159	Federal Home Loan Mortgage Corp., Gold Pool #C50964, 6.500%, 05/01/2031	26,781
13,152	Federal Home Loan Mortgage Corp., Gold Pool #C60697, 6.000%, 11/01/2031	13,294
35,948	Federal Home Loan Mortgage Corp., Series #2407BJ, 6.500%, 01/15/2032	37,041
79,960	Federal Home Loan Mortgage Corp., Pool #A2-2364, 5.000%, 05/01/2034	77,259
250,271	Federal Home Loan Mortgage Corp., Pool #A5-2422, 5.500%, 09/01/2036	247,560
247,684	Federal Home Loan Mortgage Corp., Pool #A5-2536, 6.000%, 09/01/2036	249,593
80,192	Federal Home Loan Mortgage Corp., Pool #A5-2593, 6.500%, 10/01/2036	81,704
113,313	Federal National Mortgage Assn., Series #200357, 4.500%, 12/25/2012	112,424
59,908	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	61,390
156,472	Federal National Mortgage Assn., Series #200336, 4.500%, 07/25/2022	155,412
2,511	Federal National Mortgage Assn., Pool #349410, 7.000%, 08/01/2026	2,594
1,763	Federal National Mortgage Assn., Pool #062289, 5.065%, 03/01/2028	1,778
150,000	Federal National Mortgage Assn., Series #200180, 6.000%, 07/25/2029	151,172
378	Government National Mortgage Assn., Pool #051699, 15.000%, 07/15/2011	432
360	Government National Mortgage Assn., Pool #354859, 9.000%, 07/15/2024	389
277,791	JP Morgan Chase Commercial Mortgage Securities Corp., Series #2001-CIB3 A2, 6.044%, 11/15/2035	282,570
239,202	Residential Funding Mortgage Securities I, Series 2005-S7, 5.500%, 11/25/2035	237,182
365,459	Salomon Brothers Mortgage Securities VII, Series #2001-C2, 6.168%, 11/13/2036	368,604
	Total mortgage-backed securities (cost $3,174,487)	3,106,362

MUNICIPAL BONDS (9.5%)
55,000	Baltimore Maryland General Obligation Unlimited, 7.250%, 10/15/2010	56,924
25,000	Bay Area Government Assn. California Revenue Tax Allocation Note, 4.290%, 09/01/2009	24,495
110,000	California County TOB Securitization Agency, 7.500%, 06/01/2019	111,597
150,000	Cameron Texas Education Corporate Revenue, 6.750%, 08/15/2016	155,018
170,000	Crestwood School District Pennsylvania, 5.800%, 03/01/2018	170,534
90,000	Decatur Hospital Authority, 7.750%, 09/01/2009	91,771
55,000	Heart of Texas Education Finance Corp., 5.000%, 02/15/2013	52,622
145,541	Louisiana Tobacco Settlement Financing Corp, 6.360%, 05/15/2025	145,698
145,000	Rhode Island Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	144,549
155,000	Santa Rosa California Redevelopment Agency Tax Allocation, 5.500%, 08/01/2020	150,948
109,388	South Dakota Educational Enhancement Funding Corp., 6.720%, 06/01/2025	109,740
180,000	South El Monte California Improvement District Tax Allocation, 4.700%, 08/01/2011	174,096
170,000	University of Illinois at Chicago Certificates, 5.200%, 02/15/2022	162,449
245,000	Vigo County Indiana Redevelopment Authority, 5.300%, 02/01/2021	237,665
	Total municipal bonds (cost $1,774,309)	1,788,106

U.S. TREASURY OBLIGATIONS (6.6%)
260,000	U.S. Treasury Bond, 4.500%, 02/15/2036 (d)	247,325
207,545	U.S. Treasury Inflation Index Note, 2.000%, 01/15/2014	201,675
79,277	U.S. Treasury Inflation Index Note, 1.625%, 01/15/2015	74,645
100,000	U.S. Treasury Note, 4.625%, 08/31/2011 (d)	99,715
440,000	U.S. Treasury Note, 4.500%, 02/15/2016 (d)	433,125
185,000	U.S. Treasury Note, 4.875%, 08/15/2016 (d)	187,269
	Total U.S. treasury obligations (cost $1,248,182)	1,243,754

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Fixed Income Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (12.3%)
$2,322,419	Bank of New York Institutional Cash Reserve Fund, 5.404%	$ 2,322,419
10,510	Granite Master Issuer PLC, 5.390%, 01/22/2007 (a)(c)	10,510
	Total investments purchased with cash proceeds from securities lending (cost $2,332,929)	2,332,929

SHORT-TERM INVESTMENTS (3.8%)
970	Bank of New York Cash Reserve, 1.550%	970
720,000	JP Morgan Prime Money Market Institutional, 5.180%	720,000
	Total short-term investments (cost $720,970)	720,970

	Total investments (Cost $20,978,064) (111.1%)	21,011,075
	Liabilities in excess of other assets (-11.1%)	(2,098,275)

	Total Net Assets (100.0%)	$18,912,800

____________
(a)	Foreign security or a U.S. security of a foreign company.
(b)	Restricted under Rule 144A of Securities Act of 1933.
(c)	Variable Coupon Rate — the rate reported is the rate in effect as of December 31, 2006.
(d)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Government Securities Portfolio

How did the Portfolio perform relative to its benchmark?

The 40|86 Series Trust Government Securities Portfolio returned 3.45% for the year ended December 31, 2006(1). The Lehman Brothers Government Index and the Lehman Brothers Mortgage-Backed Security Index gained 3.48% and 5.22%, respectively, for the same period.

What factors contributed to the variance between the Portfolio and its benchmark?

The Portfolio was aided versus the Lehman Brothers Government Index due to its lower allocation to long-term bonds. Interest rates rose roughly 35 bps from the end of 2005 to the end of 2006. The Portfolio trailed the Lehman Brothers Mortgage-Backed Securities Index because of greater interest rate exposure. The Portfolio’s allocation to Commercial Mortgage-backed Securities and Asset-backed Securities enhanced its performance.

Which holdings most enhanced the Portfolio’s performance?

The Portfolio’s performance was enhanced by higher coupon Mortgage-backed Securities and short duration Asset-backed Securities.

Which holdings most negatively impacted the Portfolio’s performance?

Longer-term U.S. Treasury bonds detracted from performance. As interest rates rose, these positions lagged with respect to price appreciation.

Liquidation and Closing of the Government Securities Portfolio

Please refer to the Letter to Shareholders at the front of this report for information regarding the liquidation and termination of the Government Securities Portfolio.

Michael J. Dunlop	Willie M. Brown, CFA
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

Growth of a $10,000 Investment (as of 12/31/06)

Average Annual Total Return(1) (as of 12/31/06)
	1 YEAR	5 YEARS	10 YEARS
Government Securities Portfolio	3.45%	3.63%	4.83%
LB Government	3.48%	4.64%	6.01%
LB MBS	5.22%	4.85%	6.16%

(1)
Past performance does not guarantee future results. Your investment return and principal will fluctuate, and your shares may be worth more or less than their original cost. Total return is provided in accordance with SEC guidelines for comparative purposes and reflects certain contractual expense reimbursements through April 30, 2007. If the expense reimbursements were not in place, the portfolio's return would have been lower. The total returns shown do not include separate account expenses or the deduction of taxes that a contract holder would pay on portfolio distributions or the redemption of portfolio shares. The Lehman Brothers Government Index (“LB Government”) is an unmanaged index considered to be representative of bonds issued by the U.S. government or its agencies. The Lehman Brothers Mortgage-Backed Securities Index ("LB MBS") is an unmanaged index composed of all fixed securities mortgage pools by GNMA, FNMA and the FHLCM, including GHMA Graduated Payment Mortgages. Investors cannot actually invest in an index.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

ASSET-BACKED SECURITIES (4.2%)
$75,000	Atlantic City Electric Transition Funding LLC, Series #2002-1 A4, 5.550%, 10/20/2023	$ 76,615
150,000	Credit-Based Asset Servicing and Securities, Series 2005-CB7, 5.147%, 11/25/2035	149,157
5,000	Citibank Credit Card Issuance Trust, Series #2003-C4 C4, 5.000%, 06/10/2015	4,865
91,839	Countrywide Asset-Backed Certificates, Series #2002-S1 A5, 6.460%, 11/25/2016	93,702
81,369	The Money Store Home Equity Trust, Series #1998-B AF9, 6.335%, 08/15/2039	81,400
	Total asset-backed securities (cost $405,638)	405,739

CORPORATE BONDS (1.0%)
Insurance (1.0%)
95,000	MGIC Investment Corp., 6.000%, 03/15/2007	95,080
	Total corporate bonds (cost $95,000)	95,080

MORTGAGE-BACKED SECURITIES (36.3%)
6,586	Bear Stearns Commercial Mortgage Securities, Series #1999-C A1, 5.910%, 02/14/2031	6,592
100,000	Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, 4.674%, 06/11/2041	95,794
330,000	Citicorp Mortgage Securities, Inc., Series 2005-4, 5.500%, 07/25/2035	317,427
7,417	DLJ Commercial Mortgage Corp., Series #1999-CG3, 7.120%, 10/10/2032	7,426
326,805	Federal Home Loan Mortgage Corp., Pool #2407 BJ, 6.500%, 01/15/2032	336,737
2,778	Federal Home Loan Mortgage Corp. Gold, Pool #D66012, 7.000%, 11/01/2025	2,867
18,751	Federal Home Loan Mortgage Corp. Gold, Pool #C28063, 6.500%, 07/01/2029	19,232
10,952	Federal Home Loan Mortgage Corp. Gold, Pool #C29168, 6.500%, 07/01/2029	11,233
16,127	Federal Home Loan Mortgage Corp. Gold, Pool #C01131, 6.500%, 01/01/2031	16,526
16,469	Federal Home Loan Mortgage Corp. Gold, Pool #C01148, 6.500%, 02/01/2031	16,876
52,037	Federal Home Loan Mortgage Corp. Gold, Pool #C01186, 6.000%, 06/01/2031	52,596
51,884	Federal Home Loan Mortgage Corp. Gold, Pool #C01184, 6.500%, 06/01/2031	53,117
220,351	Federal Home Loan Mortgage Corp. Gold, Pool #G01805, 4.500%, 04/01/2035	207,510
219,790	Federal Home Loan Mortgage Corp. Gold, Pool #A3-5760, 5.000%, 07/01/2035	212,214
99,687	Federal Home Loan Mortgage Corp. Gold, Pool #A4-4090, 5.500%, 03/01/2036	98,607
21,769	Federal National Mortgage Assn., Pool #320582, 6.500%, 01/01/2011	22,184
52,150	Federal National Mortgage Assn., Pool #336290, 6.500%, 04/01/2011	53,400
133,053	Federal National Mortgage Assn., Pool #253845, 6.000%, 06/01/2016	135,075
75,313	Federal National Mortgage Assn., Pool #545449, 6.500%, 02/01/2017	77,177
132,675	Federal National Mortgage Assn., Pool #645649, 6.000%, 06/01/2017	134,666
3,211	Federal National Mortgage Assn., Pool #303780, 7.000%, 03/01/2026	3,316
344,119	Federal National Mortgage Assn., Pool #2004-91 AH, 4.500%, 05/25/2029	335,900
100,000	Federal National Mortgage Assn., Pool #2001-80 PE, 6.000%, 07/25/2029	100,781
20,378	Federal National Mortgage Assn., Pool #535837, 6.000%, 04/01/2031	20,584
5,319	Federal National Mortgage Assn., Pool #609583, 6.000%, 11/01/2031	5,373
22,610	Federal National Mortgage Assn., Pool #254091, 6.000%, 12/01/2031	22,839
216,632	Federal National Mortgage Assn., Pool #816362, 4.887%, 01/01/2035	215,939
257,455	Federal National Mortgage Assn., Pool #826443, 4.975%, 07/01/2035	253,263
249,096	Federal National Mortgage Assn., Pool #837926, 4.846%, 08/01/2035	246,539
18,998	Federal National Mortgage Assn. Grantor Trust, Series #1999-T2 A1, 7.500%, 01/19/2029	19,857
75,000	First Union National Bank Commercial Mortgage, Series #1999-C4 A2, 7.390%, 12/15/2031	78,524
191,543	FNMA Remic Trust 2006-b1, Series 2006-B1, 6.000%, 06/25/2016	192,065
3,357	Government National Mortgage Assn., Pool #119896, 13.000%, 11/15/2014	3,765

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Government Securities Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

MORTGAGE-BACKED SECURITIES (continued)
$ 5,401	Government National Mortgage Assn., Pool #408675, 7.500%, 01/15/2026	$ 5,647
150,000	GS Mortgage Securities Corporation II, Series 2004-GG2, 5.396%, 08/10/2038	150,664
	Total mortgage-backed securities (cost $3,571,934)	3,532,312

MUNICIPAL BONDS (0.8%)
75,000	Tobacco Settlement Financing Corp., 5.920%, 06/01/2012	74,767
	Total municipal bonds (cost $74,792)	74,767

U.S. GOVERNMENT AGENCY ISSUES (21.9%)
150,000	Federal Home Loan Bank, 5.375%, 05/18/2016	154,357
280,000	Federal Home Loan Mortgage Corp., 6.750%, 03/15/2031	340,093
400,000	Federal Home Loan Bank, 3.875%, 08/22/2008	392,693
400,000	Federal Home Loan Bank, 4.500%, 09/16/2013	389,760
400,000	Federal Home Loan Mortgage Corp., 6.250%, 03/05/2012	400,615
300,000	Federal National Mortgage Assn., 5.000%, 03/15/2016	301,267
150,000	Federal National Mortgage Assn., 5.250%, 09/15/2016 (a)	153,001
	Total U.S. government agency issues (cost $2,121,599)	2,131,786

U.S. TREASURY OBLIGATIONS (34.3%)
587,000	U.S. Treasury Bond, 11.250%, 02/15/2015 (a)	843,492
75,000	U.S. Treasury Bond, 9.000%, 11/15/2018 (a)	103,154
325,000	U.S. Treasury Bond, 5.375%, 02/15/2031 (a)	348,233
100,000	U.S. Treasury Note, 5.500%, 02/15/2008 (a)	100,586
300,000	U.S. Treasury Note, 4.125%, 08/15/2008 (a)	296,836
1,000,000	U.S. Treasury Note, 3.875%, 05/15/2009 (a)	980,665
350,000	U.S. Treasury Note, 3.875%, 09/15/2010 (a)	340,334
300,000	U.S. Treasury Note, 4.000%, 02/15/2014 (a)	287,262
30,000	U.S. Treasury Note, 4.250%, 08/15/2015 (a)	29,039
	Total U.S. treasury obligations (cost $3,376,877)	3,329,601

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING (21.1%)
2,047,014	Bank of New York Institutional Cash Reserve Fund, 5.403%	2,047,014
	Total investments purchased with cash proceeds from securities lending (cost $2,047,014)	2,047,014

SHORT-TERM INVESTMENTS (0.2%)
267	Bank of New York Cash Reserve, 1.550%	267
21,000	JP Morgan Prime Money Market Institutional, 5.180%	21,000
	Total short-term investments (cost $21,267)	21,267

	Total investments (Cost $11,714,121) (119.8%)	11,637,566
	Liabilities in excess of other assets (-19.8%)	(1,921,515)

	Total Net Assets (100.0%)	$ 9,716,051

____________
(a)	All or a portion of the security is out on loan.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Portfolio Managers’ Review (unaudited)	December 31, 2006

Money Market Portfolio

The 40|86 Series Trust Money Market Portfolio returned 4.61% for the year ended December 31, 2006. The Federal Reserve maintained the Fed Funds rate of 5.25% at the December meeting. The rise in short-term interest rates produced a slight flattening of the yield curve, although the entire U.S. Treasury curve rose between 25 bps and 95 bps.

We finished the year with the Portfolio’s weighted average days-to-maturity below 25 as the U.S. Treasury market sold off into year-end. We invested significantly in Variable Rate Demand Notes (VRDNs), which have floating rate coupons that reset weekly. In a rising interest rate environment, coupons of VRDNs reset to higher rates weekly as rates increase. In addition, VRDNs are highly liquid and offer higher yields than 1-week Tier-1 Non-Asset-backed securities. We also selectively started investing in short corporate paper toward the longer end of the money market curve because we believe the Fed is close to the end of its tightening cycle.

Trading in commercial paper remained heavily skewed to short maturities, although investors have slowly started extending to longer maturities as the Fed tightening comes to a close. We have also begun to divest the variable rate paper and invest in longer maturities.

Liquidation and Closing of the Money Market Portfolio

Please refer to the Letter to Shareholders at the front of this report for information regarding the liquidation and termination of the Money Market Portfolio.

Michael J. Dunlop	Vishal Mahajan
Senior Vice President	Assistant Vice President
40|86 Advisors, Inc.	40|86 Advisors, Inc.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

CORPORATE BONDS (13.0%)
Capital Markets (3.7%)
$ 800,000	Corporate Finance Managers, Inc., 5.380%, 01/05/2007 (a)(b)	$ 800,000
500,000	Westgate Investment Fund, 5.380%, 02/01/2012 (a)	500,000
		1,300,000
Diversified Financial Services (1.4%)
475,000	HBOS plc, 3.125%, 01/12/2007 Cost — $474,712; Acquired — 01/26/2006 (c)	474,712
30,000	Toyota Motor Credit Corp., 5.650%, 01/15/2007 (d).	30,007
		504,719
Health Care Providers & Services (0.8%)
290,000	UnitedHealth Group, Inc., 5.200%, 01/17/2007	290,038
Insurance (5.7%)
1,000,000	Hartford Life Global Fund, 5.330%, 09/15/2007 (a)	1,000,000
1,000,000	Monumental Global Funding II, 5.200%, 01/30/2007, Cost — $999,895; Acquired — 05/22/2006 (c)	999,895
		1,999,895
Real Estate (1.4%)
490,000	Kuehn Enterprises LLC, 5.280%, 01/05/2007 (a)(b)	490,000
	Total corporate bonds (amortized cost $4,584,652)	4,584,652

MUNICIPAL BONDS (17.3%)
100,000	ABAG Financial Authorities for Nonprofit Corps., 5.450%, 01/05/2007 (b) (CS: Federal National Mortgage Assn.)	100,000
1,000,000	Brooklyn Park Minnesota Economic Development Authority, 3.590%, 03/01/2007 (CS: Radian)	996,816
100,000	Colorado Housing & Finance Authority, 5.290%, 01/05/2007 (b) (CS: Federal National Mortgage Assn.)	100,000
900,000	Florida Housing & Finance Authority, 5.330%, 01/05/2007 (b) (CS: MBIA; SPA: West Deutsche Landesbank)	900,000
1,000,000	New Orleans Louisiana Pension, 5.550%, 01/05/2007 (b) (CS: Ambac Financial Group; SPA: Bank One Louisiana)	1,000,000
700,000	Portland Maine Pension, 5.330%, 01/05/2007 (b) (SPA: Bayerische Hessen-Thuringen)	700,000
1,000,000	St. Johns County Industrial Development Authority, 5.420%, 01/05/2007 (b) (LOC: Allied Irish Bank PLC).	1,000,000
665,000	University of Minnesota, 5.380%, 01/05/2007 (b)	665,000
600,000	Utah Housing Finance Agency, 5.380%, 01/05/2007 (b) (SPA: Bayerische Landesbank)	600,000
	Total municipal bonds (amortized cost $6,061,816)	6,061,816

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Schedule of Investments	December 31, 2006
Money Market Portfolio

SHARES OR PRINCIPAL AMOUNT		VALUE

COMMERCIAL PAPER (53.9%)
Diversified Financial Services (48.2%)
$ 2,000,000	BMW US Capital LLC, 5.293%, 01/02/2007, Cost — $1,999,118; Acquired — 12/29/2006 (c)	$ 1,999,118
1,000,000	Britannia Building Society, 5.265%, 01/11/2007.	998,245
2,000,000	Cargill Global Funding, 5.273%, 01/02/2007, Cost — $1,999,122; Acquired — 12/29/2006 (c)	1,999,122
2,000,000	Dresdner US Finance, Inc., 5.300%, 01/02/2007	1,999,117
2,000,000	Greenwich Capital Holdings, 5.290%, 01/02/2007	1,999,118
2,000,000	Korea Development Bank NY, 5.255%, 03/12/2007	1,978,980
2,000,000	Mitsubishi International Corp., 5.250%, 01/11/2007	1,996,500
2,000,000	Norddeutsche Landesbank, 5.320%, 01/08/2007, Cost — $1,997,375; Acquired — 10/10/2006 (c)	1,997,375
2,000,000	Sumitomo Corporation of America, 5.260%, 02/26/2007	1,983,051
		16,950,626
Diversified Consumer Services (5.7%)
2,000,000	Harvard University, 5.240%, 01/02/2007	1,999,127
	Total commerical paper (amortized cost $18,949,753)	18,949,753

SHORT-TERM INVESTMENTS (2.5%)
708,478	Bank of New York Cash Reserve, 1.550%	708,478
172,000	JP Morgan Prime Money Market Institutional, 5.180%.	172,000
	Total short-term investments (amortized cost $880,478)	880,478

	Total investments (amortized cost $30,476,699) (86.7%)	30,476,699
	Other assets in excess of liabilities (13.3%)	4,670,520

	Total Net Assets (100.0%).	$35,147,219

____________
(a)	Variable Coupon Rate — the rate reported is the rate in effect as of December 31, 2006.
(b)	Maturity date represents first available put date.
(c)	Restricted under Rule 144A of the Securities Act of 1933.
(d)	Foreign security or a U.S. security of a foreign company.
CS — Credit Support.
LOC — Letter of Credit.
SPA — Standby Purchase Agreement.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights
For a share outstanding during the years ended December 31,

	EQUITY PORTFOLIO
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$24.69	$24.53	$20.42	$14.92	$17.30
Income from investment operations:
Net investment income	0.12	0.13	0.08	0.06	0.06
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	3.51	2.69	4.20	5.49	(2.38)
Total income (loss) from investment operations	3.63	2.82	4.28	5.55	(2.32)
Distributions:
Dividends from net investment income	(0.15)	(0.13)	(0.08)	(0.05)	(0.06)
Distributions of net realized gains	(3.38)	(2.53)	(0.09)	—	—
Total dividends and distributions	(3.53)	(2.66)	(0.17)	(0.05)	(0.06)
Net asset value per share, end of year	$24.79	$24.69	$24.53	$20.42	$14.92
Total return (a)(b)	14.63%	11.43%	20.94%	37.17%	(13.42%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of year.	$169,388	$171,779	$168,901	$165,798	$148,881
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.16%	1.20%	1.13%	1.14%	1.15%
After expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets (b)	0.40%	0.48%	0.38%	0.28%	0.32%
Portfolio turnover rate	87%	90%	89%	107%	102%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights
For a share outstanding during the years ended December 31,

	BALANCED PORTFOLIO
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$13.94	$13.42	$12.35	$10.25	$12.16
Income from investment operations:
Net investment income	0.27	0.23	0.26	0.27	0.36
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	1.53	0.52	1.07	2.09	(1.91)
Total income (loss) from investment operations	1.80	0.75	1.33	2.36	(1.55)
Distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.26)	(0.26)	(0.36)
Distributions of net realized gains	—	—	—	—	—
Total distributions	(0.27)	(0.23)	(0.26)	(0.26)	(0.36)
Net asset value per share, end of year	$15.47	$13.94	$13.42	$12.35	$10.25
Total return (a)(b)	13.05%	5.63%	10.84%	23.29%	(12.87%)

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$42,161	$43,511	$47,056	$48,282	$44,455
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.20%	1.22%	1.14%	1.15%	1.18%
After expense reimbursement.	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income to average net assets (b)	1.81%	1.66%	2.03%	2.27%	3.11%
Portfolio turnover rate	69%	91%	97%	100%	180%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights
For a share outstanding during the years ended December 31,

	FIXED INCOME PORTFOLIO
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year.	$9.88	$10.10	$10.08	$9.66	$9.88
Income from investment operations:
Net investment income	0.45	0.44	0.44	0.46	0.58
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.02)	(0.22)	0.02	0.42	(0.13)
Total income from investment operations	0.43	0.22	0.46	0.88	0.45
Distributions:
Dividends from net investment income	(0.47)	(0.44)	(0.44)	(0.46)	(0.58)
Distributions of net realized gains	—	—	—	—	(0.09)
Total distributions	(0.47)	(0.44)	(0.44)	(0.46)	(0.67)
Net asset value per share, end of year	$9.84	$9.88	$10.10	$10.08	$9.66
Total return (a)(b)	4.45%	2.26%	4.74%	9.33%	4.68%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$18,913	$23,091	$27,448	$35,068	$41,957
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.04%	1.06%	0.98%	1.00%	1.02%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (b)	4.56%	4.33%	4.40%	4.61%	5.86%
Portfolio turnover rate	170%	197%	226%	307%	371%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights
For a share outstanding during the years ended December 31,

	GOVERNMENT SECURITIES PORTFOLIO
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$11.36	$11.59	$11.70	$12.04	$11.70
Income from investment operations:
Net investment income	0.41	0.39	0.40	0.42	0.47
Net realized gain (loss) and change in unrealized appreciation or depreciation on investments	(0.03)	(0.19)	(0.11)	(0.25)	0.60
Total income from investment operations	0.38	0.20	0.29	0.17	1.07
Distributions:
Dividends from net investment income	(0.44)	(0.43)	(0.40)	(0.42)	(0.47)
Distributions of net realized gains	—	—	—	(0.09)	(0.26)
Total distributions	(0.44)	(0.43)	(0.40)	(0.51)	(0.73)
Net asset value per share, end of year	$11.30	$11.36	$11.59	$11.70	$12.04
Total return (a)(b)	3.45%	1.73%	2.48%	1.36%	9.33%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$9,716	$12,209	$14,565	$22,791	$41,676
Ratio of expenses to average net assets (b):
Before expense reimbursement	1.07%	1.06%	0.94%	1.04%	0.99%
After expense reimbursement	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets (b)	3.66%	3.40%	3.29%	3.32%	3.78%
Portfolio turnover rate.	16%	189%	250%	175%	174%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Financial Highlights
For a share outstanding during the years ended December 31,

	MONEY MARKET PORTFOLIO
	2006	2005	2004	2003	2002

Net asset value per share, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations:
Net investment income	0.04	0.03	0.01	0.01	0.01
Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	—	0.00	0.00 (c )	—	(0.00	)(c)
Total income from investment operations	0.04	0.03	0.01	0.01	0.01
Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)
Distributions of net realized gains	—	—	—	—	(0.00	)(c)
Total distributions	(0.04)	(0.03)	(0.01)	(0.01)	(0.01)
Net asset value per share, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (a)(b)	4.61%	2.89%	0.93%	0.63%	1.24%

Ratios/supplemental data:
Net assets (dollars in thousands), end of year	$35,147	$40,340	$33,755	$41,965	$95,767
Ratio of expenses to average net assets (b):
Before expense reimbursement	0.69%	0.83%	0.71%	0.76%	0.73%
After expense reimbursement	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets (b)	4.49%	2.90%	1.16%	0.64%	1.23%

____________
(a)	Total return represents performance of the Portfolio only and does not include mortality and expense deductions in separate accounts.
(b)
The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds, on an annual basis, the net expenses defined in Note 3. These contractual limits may be discontinued at any time after April 30, 2007.

(c)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2006

1. GENERAL

40|86 Series Trust (the “Trust”) is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust is a “series” type of mutual fund which issues separate series of shares, each of which currently represents a separate portfolio of investments. The Trust consists of five series (“Portfolios”) each with its own investment objective and investment policies. The Portfolios are the Equity, Balanced, Fixed Income, Government Securities and Money Market. The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity and variable life contracts. However, Jefferson National Life variable annuity products own a majority of the shares offered by each Portfolio.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION, TRANSACTIONS AND RELATED INVESTMENT INCOME

The investments in each Portfolio are valued at the close of regular trading on the New York Stock Exchange on each business day. Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The following summarizes the investments, which carry certain restrictions as to resale from the Trust to certain qualified buyers:

Portfolio	Cost	Value	Percent of Net Assets
Equity	$6,503,939	$6,503,939	3.84%
Balanced	2,085,236	2,087,929	4.95%
Fixed Income	1,928,442	1,939,241	10.25%
Money Market	7,470,222	7,470,222	21.25%

These securities are eligible for resale to qualified institutional buyers in transactions exempt from registration under Rule 144Aof the Securities Act of 1933. In addition, 40|86 Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Conseco, Inc. (“Conseco”), which served as investment adviser to the Portfolios, has determined that the securities are liquid securities through a procedure approved by the Board of Trustees of the Trust (the “Trustees”).

The Trustees determined that the Money Market Portfolio will value investments at amortized cost, which is conditioned on the Trust’s compliance with certain conditions contained in Rule 2a-7 of the Act. The Adviser continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith)

In all Portfolios of the Trust, except for the Money Market Portfolio, securities that are traded on stock exchanges, excluding the NASDAQ national market system, are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities that are principally traded on the NASDAQ national market system are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices obtained from a pricing service or brokers. Prices for fixed income securities may be obtained from an independent pricing source that uses information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Debt securities with maturities of sixty (60) days or less are valued at amortized cost that approximates value.

Under the direction of the Trustees, the Adviser may use a practice known as fair value pricing under certain circumstances. This may include, but is not limited to, securities and assets for which market quotations are not readily available, situations where events occur after an exchange closes that are likely to affect the value of the security or the Adviser deems that the market price is not reflective of a security’s appropriate value. The Adviser may consider many factors when determining fair values, including but not limited to, the type of security, the financial statements of the issuer, the cost at date of purchase, the size of holdings and information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers with respect to the security. These general and specific factors listed do not provide all the criteria, which may be considered when using the fair value method. When using the fair value method, the Adviser will take into consideration all indications of value available to them in determining the “fair value” assigned to a particular security.

If an investment owned by a Portfolio experiences a default and has accrued interest from purchase or has recorded accrued interest during the period it is owned, the Portfolio’s policy is to cease interest accruals from the time the investments are traded as “flat” in the market. The Portfolio evaluates the collectibility of purchased accrued interest and previously recorded interest on an investment-by-investment basis.

FEDERAL INCOME TAXES

Each Portfolio is treated as a separate taxable entity for federal income tax purposes and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Trust intends to distribute substantially all taxable income and net realized gains to shareholders annually, and otherwise comply with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period the difference arises. The reclassifi-

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2006

cations have no effect on net assets or net asset value per share. For the year ended December 31, 2006, the Equity Portfolio had a decrease in undistributed net investment loss of $245,893 and a decrease in accumulated realized gain of $245,893. The Balanced Portfolio had a decrease in undistributed net investment loss of $9,777, an increase in accumulated realized loss of $1,078 and a decrease in paid-in capital of $8,699. The Fixed Income Portfolio had an increase in undistributed net investment loss of $36,139 and an increase in accumulated realized loss of $36,139. The Government Securities Portfolio had a decrease in net investment loss of $24,788 and an increase in accumulated realized loss of $24,788. The Money Market Portfolio had a decrease in accumulated realized loss of $200 and a decrease in paid-in capital of $200.

DIVIDENDS TO SHAREHOLDERS

Dividends are declared and paid from net investment income on a daily basis in the Money Market Portfolio, on a monthly basis in the Government Securities and Fixed Income Portfolios, on a quarterly basis in the Balanced Portfolio and on an annual basis in the Equity Portfolio. Distributions of net short-term capital gains and losses are declared and reinvested, at least annually, as a component of net realized gains (losses).

Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid-in capital and may effect per-share allocation between net investment income and realized and unrealized gains (losses). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Portfolio or Portfolios to which such gains are attributable.

SECURITIES LENDING

The Portfolios have entered into a Securities Lending Agreement (the “Agreement”) with the Bank of New York. Under terms of the Agreement, the Portfolios may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral is invested in short-term securities or variable rate bonds and Certificates of Deposit that are included in the respective Portfolio’s Schedule of Investments. At December 31, 2006, the Equity, Balanced, Fixed Income and Government Securities Portfolios had securities with a market value of $49,107,726, $9,945,733, $2,239,071 and $1,961,207, respectively, on loan (included within Investments in securities in the Statements of Assets and Liabilities) and had received $50,679,175, $10,279,555, $2,332,929, and $2,047,014, respectively, in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Securities Lending income in the Statements of Operations. For the year ended December 31, 2006, the securities lending income totaled $69,092, $14,503, $7,318 and $5,330.

The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolios could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT

The Adviser provides investment advice and, in general, supervises the Trust’s management and investment program, furnishes office space, prepares Portfolio reports for the Trust, monitors Portfolio compliance by the Trust in its investment activities and pays compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of unaffiliated Trustees of the Trust.

Under the Investment Advisory Agreement, the Adviser receives an investment advisory fee based on the daily net asset value at an annual rate of 0.65 percent for the Equity and Balanced Portfolios and 0.50 percent for the Fixed Income and Government Securities Portfolios. Effective March 1, 2005, the investment advisory fee for the Money Market Portfolio was reduced from an annual rate of 0.50 percent  to 0.35 percent. The Adviser has voluntarily reduced its advisory fee to 0.25 percent of the average daily net assets of the Money Market Portfolio. The total fees incurred for such services were $1,723,056 for the year ended December 31, 2006.

The Adviser has entered into Subadvisory Agreements for the management of the investments in the Equity Portfolio and the equity portion of the Balanced Portfolio. The Adviser is solely responsible for the payment of all fees to the Subadviser. The Subadviser for the Equity Portfolio and the equity portion of the Balanced Portfolio is Chicago Equity Partners, LLC.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse the Portfolios through April 30, 2007 to the extent that the ratio of expenses to net assets on an annual basis exceeds the following:

Portfolio
Equity	1.10%
Balanced.	1.10%
Fixed Income	0.95%
Government Securities	0.95%
Money Market	0.45%

The Adviser may discontinue these contractual limits at any time after April 30, 2007. After this date the Adviser may elect to continue, modify or terminate the limitation on Portfolio operating expenses. Further, under the terms of this agreement, any Portfolio

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2006

expenses waived or reimbursed may be recouped by the Adviser from the Portfolio to the extent actual operating expenses for a period are less than the expense limitation caps. The Adviser may only be entitled to recoup such amounts for a period of three years from the fiscal year that they were waived or reimbursed. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	December 31,
	2006	2007	2008
Equity	S64,540	$42,025	$99,601
Balanced	21,956	18,765	40,530
Fixed Income	20,431	8,208	19,130
Government Securities	31,927	—	12,470
Money Market	237,653	103,777	112,734

ADMINISTRATIVE AGREEMENT

Conseco Services, LLC (the “Administrator”), a wholly-owned subsidiary of Conseco, supervises the preparation of regulatory documents required for compliance by the Portfolios with applicable laws and regulations, supervises the maintenance of books and records of the Portfolios and provides other general and administrative services. The Administrator receives an annual fee, for providing these services, equal to 0.15 percent for the first $200 million of average daily net assets of the Trust; 0.10 percent of the next $300 million of average daily net assets of the Trust; and 0.08 percent of the average daily net assets in excess of $500 million of the Trust. The total fees under this Agreement for the year ended December 31, 2006 were $386,587. The Administrator has contractually agreed to waive its administration fee and/or reimburse the Portfolios through April 30, 2007 to the extent that the ratio of expenses to net assets on an annual basis exceeds the expense limitations as stated for the Investment Advisory Agreement. The Administrator may discontinue these contractual limits at any time after April 30, 2007.

DISTRIBUTION AGREEMENT

Conseco Equity Sales, Inc. (the “Distributor”), a wholly-owned subsidiary of Conseco, serves as the principal underwriter for each Portfolio pursuant to a Principal Underwriting Agreement, approved by the Trustees. The Distributor is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. (“NASD”). Shares of each Portfolio will be continuously offered to life insurance company separate accounts to fund the benefits under variable annuity and variable life contracts. The Distributor bears all the expenses of providing services pursuant to the Principal Underwriting Agreement including the payment of the expenses relating to the distribution of prospectuses for sales purposes, as well as, any advertising or sales literature.

The Trust adopted a Distribution and Service Plan pursuant to Rule 12b-1 (the “Plan”), for the Equity, Balanced, Fixed Income and Government Securities Portfolios in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirement of the applicable rules of the NASD regarding asset based sales charges. Pursuant to the Plan, a Portfolio compensates the Distributor at an annual rate of 0.25 percent, for its expenditures in financing any activity primarily intended to result in the sale of shares of the Portfolio and for account maintenance provided to shareholders. The Plan provides for periodic payments by the Distributor to financial intermediaries for providing shareholder services to accounts that hold shares and for promotional and other sales related costs. The total fees incurred by the Trust for such services for the year ended December 31, 2006 were $607,651.

As of December 20, 2006, Rule 12b-1 fees are no longer being incurred by the Fixed Income, Government Securities or Money Market Portfolios (Note 8).

4. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the aggregate proceeds from sales of investments (excluding short-term securities) for the year ended December 31, 2006 are shown below:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO
Purchases:
U.S. Government	$—	$2,049,617	$10,146,163	$1,413,586
Other	146,771,889	26,347,485	23,317,882	239,164
Sales:
U.S. Government	$—	$996,527	$9,991,044	$3,261,596
Other	169,853,060	34,112,941	24,896,274	510,818

5. FEDERAL INCOME TAXES

The following information for the Portfolios is presented on an income tax basis as of December 31, 2006:

	GOVERNMENT EQUITY PORTFOLIO	MONEY BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	SECURITIES PORTFOLIO	MARKET PORTFOLIO
Cost of investments (a)	$196,188,001	$47,405,900	$20,979,418	$11,714,773	$30,476,699
Gross unrealized appreciation	$27,023,095	$5,565,517	$289,994	$44,206	$—
Gross unrealized depreciation	(3,089,451)	(698,499)	(258,337)	(121,413)	—
Net unrealized appreciation (depreciation) on investments	$23,933,644	$4,867,018	$31,657	$(77,207)	$—

____________
(a)
Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes by the amount of losses recognized for the financial reporting purposes in excess of federal income tax purposes.

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2006

As of December 31, 2006, the components of accumulated earnings (deficit) on a tax basis were:

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

Distributable ordinary income	$—	$—	$8,018	$3,141	$—
Distributable long-term gains	18,295,527	632,802	—	—	—
Accumulated earnings	18,295,527	632,802	8,018	3,141	—
Accumulated capital and post-October losses	(13,352,698)	(7,056,812)	(594,221)	(328,351)	(10,044)
Unrealized appreciation (depreciation)	23,933,644	4,867,018	31,657	(77,207)	—
Total accumulated earnings (deficit)	$28,876,473	$(1,556,992)	$(554,546)	$(402,417)	$(10,044)

The tax character of dividends paid during the years ended December 31, 2006 and December 31, 2005 were as follows:(b)

	EQUITY PORTFOLIO	BALANCED PORTFOLIO	FIXED INCOME PORTFOLIO	GOVERNMENT SECURITIES PORTFOLIO	MONEY MARKET PORTFOLIO

Ordinary Income dividends
December 31, 2006	$577,592	$768,141	$983,774	$408,114	$2,098,848
December 31, 2005	749,443	744,826	1,104,249	482,446	998,425
Long-term capital gain distributions
December 31, 2006	$20,599,194	$9,986	$—	$—	$—
December 31, 2005	15,985,995	—	—	—	—

Each of the Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Portfolio related to net capital gain to zero for the tax year ended December 31, 2006.

As of December 31, 2006, the following Portfolios have capital loss carryforwards available to offset capital gains in the future, if any:

	AMOUNT	EXPIRES
Balanced Portfolio	$1,887,955	2010
Balanced Portfolio	1,556,918	2011
Fixed Income Portfolio	420,142	2010
Fixed Income Portfolio	174,079	2014
Government Securities Portfolio	200,502	2012
Government Securities Portfolio	21,830	2013
Government Securities Portfolio	102,825	2014
Money Market Portfolio	856	2010
Money Market Portfolio	80	2011
Money Market Portfolio	4,754	2012
Money Market Portfolio.	748	2014

As of the tax year end December 31, 2006, the following Portfolios had additional net capital loss carryforwards, subject to certain limitations on availability, to offset future net capital gains, if any. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

	AMOUNT	EXPIRES
Equity Portfolio	$7,330,372	2009
Equity Portfolio	6,022,326	2010
Balanced Portfolio	3,611,939	2010
Money Market Portfolio	3,606	2010

Net realized gains or losses may differ from Federal income tax purposes primarily as a result of wash sales and post-October losses which may not be recognized for tax purposes until the first of the following fiscal year. Such amounts may be used to offset future capital gains.

The following summarizes the amount of post-October losses deferred, on a tax basis, for the year ended December 31, 2006.

AMOUNT
Government Securities Portfolio	..	$3,194

____________
(b)	(The total distributions paid differs from the Statement of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid)

40|86 Series Trust	Annual Report
Notes to Financial Statements	December 31, 2006

6. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contacts with its vendors and others that may provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

7. NEW ACCOUNTING PRONOUNCEMENTS

FASB INTERPRETATION NO. 48

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”) to create a single model to address accounting for uncertainty in tax positions. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157” or the “Statement”). The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP) and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of SFAS 157, and its impact, if any, on the Trust’s financial statements has not yet been determined.

8. SUBSEQUENT EVENTS

LIQUIDATION AND EXEMPTIVE APPLICATION

Effective on or about March 23, 2007, the Fixed Income, Government Securities and Money Market Portfolios will be liquidated and terminated. The Equity and Balanced Portfolios are the subject of an exemptive application filed with the Securities and Exchange Commission (the “SEC”). The exemptive application seeks authority from the SEC to substitute shares of these two Portfolios with shares of two newly created Funds. The date for completing the substitution is subject to SEC approval.

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of 40|86 Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio (five Portfolios comprising 40|86 Series Trust, hereinafter referred to as the "Trust") at December 31, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

As discussed in Note 8 to the financial statements, effective on or about March 23, 2007, the Fixed Income, Government Securities Portfolio and Money Market Portfolios will be liquidated and terminated. The Equity Portfolio and Balanced Portfolio are the subject of an exemptive application filed with the Securities and Exchange Commission to substitute shares of these two Portfolios with shares of two newly created Funds.

 Indianapolis, Indiana
February 27, 2007

40|86 Series Trust	Annual Report
Expense Example (unaudited)
December 31, 2006

As a shareholder of the 40|86 Series Trust (“the Trust”), you incur ongoing costs, including management fees, distribution fees and other Trust expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/06 - 12/31/06).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, administration, distribution and custody fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Trust and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Equity Portfolio	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06(1)
Actual	$1,000.00	$1,082.30	$5.77

Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/365 (reflect the one-half year period)

The first line of the table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, administration, distribution, and custodyfees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Balanced Portfolio	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06(2)
Actual	$1,000.00	$1,094.00	$5.81

Hypothetical (5% return before expenses)	1,000.00	1,019.66	5.60

(2)	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Fixed Income Portfolio	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06(3)
Actual	$1,000.00	$1,052.80	$4.92

Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84

(3)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

40|86 Series Trust	Annual Report
Expense Example (unaudited)
December 31, 2006

Government Securities Portfolio	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06(4)
Actual	$1,000.00	$1,040.00	$4.88

Hypothetical (5% return before expenses)	1,000.00	1,020.42	4.84

(4)	Expenses are equal to the Fund’s annualized expense ratio of 0.95% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio	Beginning Account Value 07/01/06	Ending Account Value 12/31/06	Expenses Paid During Period 07/01/06 - 12/31/06(5)
Actual	$1,000.00	$1,024.30	$2.30

Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.29

(5)	Expenses are equal to the Fund’s annualized expense ratio of 0.45% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report
Board of Trustees and Officers (unaudited)

INDEPENDENT TRUSTEES

Name (Age) Address	Position Held With Trust	Principal Occupation(s) During Past 5 Years
Diana H. Hamilton (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Chairman of the Board Since December 2005 and Trustee Since December 2004	President, Sycamore Advisors, LLC, a municipal finance advisory firm; Formerly, State of Indiana Director of Public Finance. Chairman and Trustee of one other mutual fund managed by the Adviser.

R. Matthew Neff (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2004	Chairman and Chief Executive Officer of Senex Financial Corp., a financial services company engaged in the healthcare finance field. Trustee of one other mutual fund managed by the Adviser.

Vincent J. Otto (47) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since December 2005 Audit Committee Financial Expert Since February 2006
Chief Executive Officer, Commerce Street Venture Fund, a financial company engaged in assisting with raising capital. Formerly, Executive Vice President and Chief Financial Officer, Waterfield Mortgage Company and Union Federal Bank. Formerly, Director, Federal Home Loan Bank of Indianapolis. Trustee of one other mutual fund managed by the Adviser.

Steven R. Plump (54) 11815 N. Pennsylvania St. Carmel, IN 46032	Trustee Since June 2006	Group Vice President, Global Marketing and Sales and Chief Marketing Officer of Eli Lilly Company. Trustee of one other mutual fund managed by the Adviser.

INTERESTED TRUSTEES AND OFFICERS

Audrey L. Kurzawa* (39) 11815 N. Pennsylvania St. Carmel, IN 46032	President and Trustee Since June 2005 and Formerly Treasurer Since October 2002	Certified Public Accountant. Senior Vice President and Controller, Adviser. President and Trustee of one other mutual fund managed by the Adviser.

Daniel Murphy (50) 11815 N. Pennsylvania St. Carmel, IN 46032	Treasurer Since June 2005	President, Conseco Services, LLC; Senior Vice President and Treasurer, Conseco, Inc. and various affiliates. Treasurer of one other mutual fund managed by the Adviser.

Jeffrey M. Stautz (49) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Legal Officer and Secretary Since May 2005
Vice President, General Counsel, Secretary and Chief Compliance Officer, Adviser. Formerly, Partner at Baker & Daniels, Law firm. Chief Legal Officer and Secretary of one other mutual fund managed by the Adviser.

William T. Devanney (51) 11815 N. Pennsylvania St. Carmel, IN 46032	Vice President Since July 1998	Senior Vice President, Corporate Taxes of Conseco Services, LLC and various affiliates. Vice President of one other mutual fund managed by the Adviser.

Sarah L. Bertrand (39) 11815 N. Pennsylvania St. Carmel, IN 46032	Chief Compliance Officer and Assistant Secretary Since December 2004	Second Vice President, Legal and Compliance, Adviser. Chief Compliance Officer and Assistant Secretary of one other mutual fund managed by the Adviser.

____________
*
The Trustee so indicated is an ”interested person,” as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates. Each Trustee serves until the expiration of the term of his designated class and until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by—laws or charter or statute.

All Trustees oversee the six portfolios that make up the total fund complex including 40|86 Strategic Income Fund (1) and 40|86 Series Trust (5).

The accompanying notes are an integral part of these financial statements.

40|86 Series Trust	Annual Report

INVESTMENT ADVISER	LEGAL COUNSEL
40|86 Advisors, Inc.	Kirkpatrick & Lockhart
Carmel, IN	Preston Gates Ellis LLP
Washington, D.C.
CUSTODIAN
The Bank of New York	INVESTMENT SUB-ADVISERS
New York, NY	Chicago Equity Partners, LLC
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Indianapolis, IN

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the description on the SEC’s website at http://www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2006
Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolio’s proxy voting records on the SEC’s website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Portfolios file complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing for the most recent quarter is available without charge, upon request, by calling (866) 299-4086. Furthermore, you can obtain the Portfolios' quarterly portfolio schedule on the SEC’s website at http://www.sec.gov. The Portfolios' Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

40|86 Series Trust is a registered investment company managed by
40|86 Advisors, Inc., a leading fixed-income investment advisor.

40|86 Series Trust
11815 North Pennsylvania Street
Carmel, Indiana 46032

Principal Underwriter:
Conseco Equity Sales, Inc.
11815 North Pennsylvania Street
Carmel, Indiana 46032

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees determined that Vincent J. Otto is qualified to serve as an audit committee financial expert serving on its audit committee. The board of trustees determined that Mr. Otto was “independent,” as that term is defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $113,400 for the year ended December 31, 2005 and $103,606 for the year ended December 31, 2006.

Audit-Related Fees

(b)
There were no fees billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $20,580 for the year ended December 31, 2005 and $11,400 for the year ended December 31, 2006.

Tax return review and Excise Review

All Other Fees

(d)
There were no fees billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. The Chairman of the audit committee is authorized to pre-approve engagement of the accountant to perform other non-audit services for the registrant and to report such pre-approvals to the audit committee at their next meeting.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)
The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $58,000 for the year ended December 31, 2005 and $60,268 for the year ended December 31, 2006.

(h)
The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are: Diana H. Hamilton, R. Matthew Neff, Steven R. Plump and Vincent J. Otto

Item 6. Schedule of Investments

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Any code of ethics or amendment thereto. Attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     40|86 Series Trust

By (Signature and Title)*           /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 3/7/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ Audrey L. Kurzawa
Audrey L. Kurzawa, President
(principal executive officer)

Date 3/7/07

By (Signature and Title)  /s/  Daniel J. Murphy
Daniel J. Murphy, Treasurer
(principal financial officer)

Date 3/7/07